CONSENT SOLICITATION STATEMENT

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

Solicitations of Consents for Amendments to the:

Indenture Related to 5.250% Senior Notes Due 2029 (CUSIP Nos. 20451R AB8 and U2037W AD1)
AND
Indenture Related to 5.000% Senior Notes Due 2032 (CUSIP Nos. 20451R AC6 and U2037W AE9)

Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), hereby solicits consents to modify the existing trustee and amend the indentures pursuant to which the Company’s (i) 5.250% Senior Notes Due 2029 (CUSIP Nos. 20451R AB8 and U2037W AD1) (the “2029 Notes”) and (ii) 5.00% Senior Notes Due 2032 (CUSIP Nos. 20451R AC6 and U2037W AE9) (the “2032 Notes,” together with the 2029 Notes, the “Notes”), were issued as set forth in this Consent Solicitation Statement (as it may be amended or supplemented from time to time, this “Statement”).

THE SOLICITATIONS (AS HEREINAFTER DEFINED) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 12, 2026 OR SUCH LATER TIME AND DATE TO WHICH THE SOLICITATIONS ARE EXTENDED (SUCH TIME AND DATE, THE “EXPIRATION DATE”). HOLDERS OF NOTES AS OF THE RECORD DATE (AS HEREINAFTER DEFINED) MUST PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AS HEREINAFTER DEFINED) ON OR PRIOR TO THE EXPIRATION DATE. OTHER THAN AS EXPLICITLY SET FORTH HEREIN, CONSENTS PROPERLY DELIVERED MAY NOT BE WITHDRAWN OR REVOKED. NO SEPARATE CASH CONSENT FEE SHALL BE MADE FOR ANY CONSENTS. UPON RECEIPT OF THE REQUISITE CONSENTS (AS HEREINAFTER DEFINED), THE COMPANY INTENDS TO EXECUTE SUPPLEMENTAL INDENTURES (AS HEREINAFTER DEFINED) CONTAINING THE PROPOSED AMENDMENTS (AS HEREINAFTER DEFINED), ON OR PROMPTLY FOLLOWING THE RECEIPT OF THE REQUISITE CONSENTS AND THE SATISFACTION OF THE GENERAL CONDITIONS (AS HEREINAFTER DEFINED) (THE “ACCEPTANCE DATE”). THE SUPPLEMENTAL INDENTURES WILL BECOME EFFECTIVE IMMEDIATELY UPON EXECUTION. THE SOLICITATION FOR EACH SERIES OF NOTES IS CONDITIONED, AMONG OTHER THINGS, ON THE COMPANY’S RECEIPT, ON OR PRIOR TO THE EXPIRATION DATE, OF THE REQUISITE CONSENTS FOR THE OTHER SERIES OF NOTES. IF THE COMPANY ONLY RECEIVES THE REQUISITE CONSENTS FOR ONE SERIES OF NOTES PRIOR TO THE EXPIRATION DATE AND THE EXPIRATION DATE IS NOT EXTENDED, THE COMPANY WILL NOT EXECUTE THE SUPPLEMENTAL INDENTURE.

NONE OF THE COMPANY, THE INFORMATION AGENT OR THE TRUSTEE MAKES ANY RECOMMENDATION AS TO WHETHER OR NOT HOLDERS SHOULD PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS.

November 4, 2026

The Company hereby solicits (the “Solicitation”) the consent (the “Consent”) of registered holders (each, a “Holder” and, collectively, the “Holders”) of at least a majority of the aggregate principal amount of each of the 2029 Notes and the 2032 Notes outstanding and entitled to consent (the “Requisite Consents”) to (A) certain proposed amendments (the “Proposed Amendments”) to the (i) Indenture, dated as of March 23, 2021, as amended, restated, amended and restated, supplemented or otherwise modified (the “2029 Indenture”), among the Company, as issuer, and U.S. Bank Trust Company, National Association, as successor trustee (the “Trustee”) and (ii) Indenture, dated as of November 17, 2021, as amended, restated, amended and restated, supplemented or otherwise modified (the “2032 Indenture,” together with the 2029 Indenture, the “Indentures”), among the Company, as issuer, and the Trustee and (B) the execution and delivery by the Company of supplemental indentures (the “Supplemental Indentures”) containing the Proposed Amendments. As of the date hereof, approximately $1.029 billion aggregate principal amount of the 2029 Notes and $308 million aggregate principal amount of the 2032 Notes are outstanding and entitled to consent to the Proposed Amendments.
The record date in respect of the Solicitation has been set as November 2, 2026 (the “Record Date”) to determine which Holders of Notes may validly consent to the Proposed Amendments. Only Holders of the Notes whose names appear on the register of noteholders maintained on behalf of the Company at 5:00 p.m., New York City time, on the Record Date may validly consent to the Proposed Amendments.
The Proposed Amendments constitute a single proposal and a consenting Holder must consent to the Proposed Amendments in their entirety and may not consent selectively with respect to certain of the Proposed Amendments.
Adoption of the Proposed Amendments may have adverse consequences for Holders. As a result of the adoption of the Proposed Amendments, certain provisions of the Indentures will be modified, namely:
i.certain definitions will be modified to provide, among other things, that Lugano Holdings, Inc. will be considered a “Non-Operating Subsidiary” and no longer a Restricted Subsidiary;1
ii.Section 4.03 of the Indentures will be amended to provide that if the Company is delinquent in the delivery of information required under that section, if such information is filed or furnished after such information was due, any delinquency will be cured;
iii.Section 4.07 of the Indentures will be modified to remove the restriction on payments under the Management Services Agreement, permit the use of proceeds of any Asset Sale to repurchase, redeem, acquire or retire Capital Stock of the Company or any Restricted Subsidiary, and allow payments to the Allocation member as required by the LLC Agreement;
iv.Section 4.09(b) of the Indentures will be amended to increase the limit on Attributable Debt to $100 million at any time outstanding and confirm that the PIK Payments are Permitted Indebtedness;
v.Section 4.11(a)(3) of the Indentures will be revised to permit the use of Asset Sale proceeds to repurchase, redeem or otherwise acquire or retire Capital Stock of the Company or any Restricted Subsidiary; and
vi.Section 4.19 of the Indentures will be amended to permit the Additional PIK Payment (as defined in the Proposed Amendments).
In addition, Section 12 of the Global Notes will be revised to align with the language in Section 6.01 of the Indentures and the Supplemental Indentures provides that, as of the date of the Supplemental Indentures, the Company shall be deemed to have complied with all obligations, thresholds, covenants and limitations set forth in the Indentures and following the date of the Supplemental Indentures, the Company will be deemed not have exhausted any portion of any limitation, cap, basket or similar restriction.
1 The Company also proposes modifications to the definition of “Bank Facility” to clarify that the Company may refinance the current facility, in the same or additional amounts through the execution of credit agreements, indentures or other instruments.

Finally, pursuant to Section 7.08(b), a majority of the holders of the Notes are seeking to replace the existing Trustee and, pursuant to this Consent Solicitation, consent to replace the Trustee is sought.

See Section 8, “Proposed Amendments,” for a description of the Proposed Amendments.
Notwithstanding any other provision of the Solicitations, the Company reserves the right to extend, amend or terminate the Solicitations at any time prior to the effectiveness of the Supplemental Indentures.
CERTAIN SOLICITATION MATTERS
If the Requisite Consents for both series of Notes are not received before the Expiration Date, the Solicitations may be extended by the Company on one or more occasions for fixed intervals of no less than one business day.
The Proposed Amendments will be effected by the Supplemental Indentures, which is expected to be executed by the Company and the Trustee on or promptly following the Acceptance Date and become effective immediately upon execution.
Subject to the terms set forth in the Solicitations, the Company reserves the right to (a) waive any and all conditions to the Solicitations, (b) extend or terminate the Solicitations or (c) otherwise amend the Solicitations in any respect.
Other than as explicitly set forth herein under Section 6, “No Revocation of Consents,” Consents properly delivered may not be withdrawn or revoked.
See Section 9, “Certain U.S. Federal Income Tax Consequences,” for discussions of certain factors that should be considered in evaluating the Solicitations, including the consequences of the adoption of the Proposed Amendments. See Section 8, “Proposed Amendments,” for a description of the Proposed Amendments.
IMPORTANT INFORMATION
Only Holders of record as of the Record Date may execute Consents. Holders who wish to Consent must deliver their Consents in accordance with DTC’s ATOP procedures as set forth in Section 5, “Procedures for Delivering Consents.” Consents should not be delivered to the Company or the Trustee.
Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the back cover of this Statement. Additional copies of this Statement and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.
This Statement does not constitute a solicitation of consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable securities or blue sky laws. The delivery of this Statement shall not under any circumstances create any implication that the information contained herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of the Company or any of its subsidiaries or affiliates since the date hereof.
No person has been authorized to give any information or to make any representations other than those contained or incorporated by reference in this Statement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or the Information Agent.
THIS STATEMENT CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE SOLICITATIONS.

THIS STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
FORWARD-LOOKING STATEMENTS
Some of the information in this Statement contains forward-looking statements. The forward-looking statements involve a number of risks and uncertainties. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “anticipates,” “intends,” “continues,” “could,” “estimates,” “plans,” “potential,” “predicts,” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, Holders are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, the Company assumes no obligation to update any of these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements. The predictive and forward-looking statements in this Statement may not come true.
ADDITIONAL INFORMATION
Our principal executive offices are located at 301 Riverside Avenue, Second Flood, Westport, CT 06880. Our telephone number is (203) 221-1703 and our web site is www.comassdiversified.com. Information on our website is not incorporated by reference in this Statement and is not part of the Solicitations.

SUMMARY

The following summary is provided solely for the convenience of the Holders of Notes. This summary is not intended to be complete and is qualified in its entirety by reference to the full text and more detailed information contained in this Statement and any amendments thereto. Holders of Notes are urged to read this Statement carefully and in its entirety. Each of the capitalized terms used in this Summary and not defined herein has the meaning set forth elsewhere in this Statement.

The Company	Compass Group Diversified Holdings LLC
The Notes	5.250% Senior Notes Due 2029
5.000% Senior Notes Due 2032
The Solicitations	The Company is soliciting Consents from Holders of Notes as of the Record Date to the Proposed Amendments. Holders intending to deliver a Consent to the Proposed Amendments must do so on or prior to the Expiration Date. See Section 1, “Terms of the Solicitations” and Section 4, “Acceptance of Consents.”
Record Date	11/2/2026
No Consent Payment	No separate cash consent fee shall be made for any Consents.
Expiration Date	The Expiration Date shall be 5:00 p.m., New York City time, on November 12, 2026 or such later time and date to which the Solicitations are extended.
No Withdrawal or Revocation Rights	Other than as explicitly set forth herein under Section 6, “No Revocation of Consents,” Holders may not withdraw or revoke Consents that have been properly delivered.
Conditions to the Solicitation	The Company’s obligation to accept Consents validly delivered pursuant to the Solicitation is conditioned upon the satisfaction of (a) the Requisite Consents Condition and (b) the General Conditions. See Section 7, “Conditions to the Solicitations.”
Purpose of the Solicitations	The purpose of the Solicitations is to allow the Company to effectuate the Proposed Amendments by way of the Supplemental Indentures. See page (i) and Section 2, “Purpose of the Solicitations.”
The Proposed Amendments	See Section 8, “Proposed Amendments,” for a description of the provisions of the Indentures to be modified.
Requisite Consents	Duly delivered Consents to the Proposed Amendments from Holders of at least a majority in aggregate principal amount of each of the 2029 Notes and the 2032 Notes outstanding and entitled to consent to the Proposed Amendments. As of the date hereof, approximately $1.029 billion aggregate principal amount of the 2029 Notes and $308 million aggregate principal amount of the 2032 Notes are outstanding and entitled to consent to the Proposed Amendments.
How to Deliver Consents	See Section 5, “Procedures for Delivering Consents.” For further information, call the Information Agent or consult your broker, dealer, commercial bank, trust company or other nominee for assistance.

Tax Considerations	For a summary of certain United States federal income tax consequences, see Section 9, “Certain U.S. Federal Income Tax Consequences.”
Information and Tabulation Agent	Stretto, Inc.

TO HOLDERS OF COMPASS GROUP DIVERSIFIED HOLDINGS LLC 5.250% SENIOR NOTES DUE 2029 AND 5.000% SENIOR NOTES DUE 2032:
This Statement contains important information which should be read carefully and in its entirety before any decision is made with respect to the Solicitations.
SECTION 1
TERMS OF THE SOLICITATIONS
The Notes are unsecured obligations of the Company. Interest on the 2029 Notes is payable semi-annually at a rate of 5.250% and interest on the 2032 Notes is payable semi-annually at a rate of 5.000% per annum. The 2029 Notes mature on April 15, 2029 and the 2032 Notes mature on January 15, 2032. This descriptions of the terms of the Notes are qualified in its entirety by reference to the full and complete terms contained in the respective Indenture (including the form of the Notes attached thereto), copies of which are available without charge from the Information Agent.
Upon the terms and subject to the conditions of the Solicitations (including, if the Solicitations are extended or amended, the terms of any such extension or amendment), the Company is soliciting Consents to the Proposed Amendments from Holders of record as of the Record Date.
The Proposed Amendments will be effected by the Supplemental Indentures, which is expected to be executed by the Company and the Trustee on or promptly following the Acceptance Date and become effective immediately upon execution.
If the Requisite Consents are received and the Proposed Amendments have become effective, the Proposed Amendments will be binding on all Holders, including non-consenting Holders of Notes. THEREFORE, THE ADOPTION OF THE PROPOSED AMENDMENTS MAY HAVE ADVERSE CONSEQUENCES FOR HOLDERS INCLUDING THOSE WHO ELECT NOT TO PROVIDE CONSENT.
Subject to the terms set forth in this Statement, the Company reserves the right (i) to waive any and all conditions to the Solicitations, (ii) to extend or to terminate the Solicitations and (iii) otherwise to amend the Solicitations in any respect. The rights reserved by the Company in this paragraph are in addition to the Company’s rights to terminate the Solicitations described in Section 7, “Conditions to the Solicitations.” Any extension of the Expiration Date will be to a specified calendar date and will be given by written notice to Stretto, Inc. (“Stretto”) and DTC through DTC’s ATOP procedures described herein no later than 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date.
If the Company makes a material change in the terms of the Solicitations or the information concerning the Solicitations or waives a material condition of such Solicitations prior to the Acceptance Date, the Company will promptly disclose such changes and, to the extent required by law, extend the Solicitations for a period deemed by the Company to be adequate to permit Holders to revoke their Consents.
SECTION 2
PURPOSE OF THE SOLICITATIONS
The purpose of this Solicitations is to allow the Company to effectuate the Proposed Amendments by way of the Supplemental Indentures. The Company is seeking the Proposed Amendments to provide greater flexibility in managing its business and allocating capital. The Proposed Amendments would modify the treatment of Lugano

Holding, Inc. under the Indentures, facilitate payments under the Company’s management arrangements and LLC Agreement, permit the use of Asset Sale proceeds for equity repurchases and increase permitted Attributable Debt. They would also provide for deemed compliance with obligations under the Indentures and reset capacity under applicable limitations, caps and baskets. See Section 8, “Proposed Amendments,” for a description of these changes and their effect on the rights of Holders.
Immediately after giving effect to the Proposed Amendments and the Supplemental Indentures, or as soon thereafter as practicable, the outstanding principal amounts of the Notes will be increased by the Additional PIK Payment, which amount is described below. See Section 8, “Proposed Amendments.”
SECTION 3
SOURCE AND AMOUNT OF FUNDS

The Company is currently determining the total amount of fees and expenses related to the Solicitations, which fees and expenses will be paid with cash on hand.
SECTION 4
ACCEPTANCE OF CONSENTS
For purposes of the Solicitations, Consents received by the Information Agent will be deemed to have been accepted if, as and when (a) the Company gives written notice to the Trustee of the receipt by the Information Agent of the Requisite Consents and (b) the Company and the Trustee execute the Supplemental Indentures.
The Solicitation for each series of Notes is conditioned, among other things, on the Company’s receipt, on or prior to the Expiration Date, of the Requisite Consents for the other series of Notes. If the Company only receives the Requisite Consents for one series of Notes prior to the Expiration Date and the Expiration Date is not extended, the Company will not execute either Supplemental Indenture.
No separate cash consent fee shall be made for any Consents.
SECTION 5
PROCEDURES FOR DELIVERING CONSENTS
To effectively consent to the Proposed Amendments, Holders must deliver their Consents through DTC’s ATOP procedures described below. Consents may be delivered in denominations of $1.00 and integral multiples of $1.00 in excess thereof. Any Consent delivered and subsequently validly revoked will be deemed not to have been validly delivered.
All of the Notes are held in book-entry form and registered in the name of Cede & Co., as the nominee of DTC. Only Holders as of the Record Date are authorized to deliver Consents with respect to the Notes. Therefore, to deliver Consents with respect to the Notes that are held through a broker, dealer, commercial bank, trust company or other nominee, the Holders thereof must instruct such nominee to deliver the Consents on the Holder’s behalf according to the procedures described below.
The Solicitations are expected to be eligible for DTC’s ATOP. Blocking of the underlying Notes is not required. DTC will be requested to establish a position in one or more temporary CUSIP numbers (i.e., contra-CUSIP) as of the Record Date for the purposes of collecting, transmitting and processing Consents, thereby allowing the Notes to continue to trade and settle in the marketplace. DTC Participants must electronically deliver a Consent by using the contra-CUSIP in accordance with DTC’s ATOP procedures. DTC will verify and confirm the electronic delivery of such Consent by sending an Agent’s Message to the Tabulation Agent.
The term “Agent’s Message” means a message transmitted by DTC and received by Stretto that states that DTC has received an express acknowledgment from the DTC Participant delivering a Consent that such DTC

Participant (i) has received and agrees to be bound by the terms of the applicable Solicitation as set forth in this Statement and that the Company may enforce such agreement against such DTC Participant and (ii) Consent to the Proposed Amendments and the execution and delivery of the applicable Supplemental Indenture as described in this Statement.
Stretto will seek to establish the consent on ATOP with respect to the contra-CUSIP at DTC (the “Book-Entry Transfer Facility”) promptly after the date of this Statement, and any financial institution that is a participant in the Book-Entry Transfer Facility system as of the Record Date and whose name appears on a security position listing as the owner of Notes may make book-entry delivery of a Consent into Stretto’s account in accordance with the Book-Entry Transfer Facility’s procedures.
CONSENTS MUST BE ELECTRONICALLY DELIVERED IN ACCORDANCE WITH DTC’S ATOP PROCEDURES.
Holders desiring to deliver their Consents prior to the Expiration Date should note that they must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such respective date. Consents not delivered prior to the Expiration Date will be disregarded and of no effect.
The method of delivery of Consent through the ATOP procedures is at the election and risk of the Holders, and delivery will be deemed made only when made through ATOP in accordance with the procedures described herein.
All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Consents and revocations of Consents will be resolved by the Company, in its sole discretion and whose determinations will be binding. The Company reserves the absolute right to reject any or all Consents and revocations that are not in proper form or the acceptance of which could, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any irregularities in connection with deliveries, which the Company may require to be cured within such time as the Company determines. None of the Company, the Trustee, Stretto or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Company’s interpretation of the terms and conditions of the Solicitations (including this Statement and the instructions hereto) will be final and binding on all parties.
No Letter of Transmittal or Consent Form
No consent form or letter of transmittal needs to be executed in relation to a Solicitations or the Consents delivered through DTC’s ATOP procedures. The valid electronic delivery of Consents through the contra-CUSIP in accordance with DTC’s ATOP procedures shall constitute a written Consent to a Solicitation.
SECTION 6
NO REVOCATION OF CONSENTS
Other than as set forth below and as set forth in Section 9.04 of the Indentures, Consents properly delivered on or prior to the Acceptance Date may not be withdrawn or revoked.
If the Company makes a material change in the terms of the Solicitations or the information concerning the Solicitations or waives a material condition of such Solicitations prior to the Acceptance Date, the Company will promptly disclose such changes and, to the extent required by law, extend the Solicitations for a period deemed by the Company to be adequate to permit Holders to revoke their Consents. All questions as to the validity (including time of receipt) of notices of revocation will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding). None of the Company, the Information Agent, DTC, the Trustee, or any other person will be under any duty to give notification of any defects or irregularities in any notice of revocation or incur any liability for failure to give any such notification.

SECTION 7
CONDITIONS TO THE SOLICITATION
The Company’s obligation to accept Consents validly delivered pursuant to the Solicitations is conditioned upon the satisfaction of (a) the Requisite Consents Condition and (b) the General Conditions (as hereinafter defined).
The Requisite Consents Condition. The Requisite Consents Condition shall be deemed to have been satisfied if (i) the Information Agent has received on or prior to the Expiration Date valid Consents to the Proposed Amendments of at least a majority of the principal amount of both the 2029 Notes and the 2032 Notes outstanding and entitled to consent to the Proposed Amendments and (ii) the Supplemental Indentures containing the Proposed Amendments following such receipt will have been duly executed and delivered by the Company and the Trustee. As of the date hereof, approximately $1.029 billion aggregate principal amount of the 2029 Notes and $308 million aggregate principal amount of the 2032 Notes are outstanding and entitled to consent to the Proposed Amendments.
The Solicitation for each series of Notes is conditioned, among other things, on the Company’s receipt, on or prior to the Expiration Date, of the Requisite Consents for the other series of Notes. For the Company to proceed, it must receive Consents approving the Proposed Amendments from majorities of Holders of both the 2029 Notes and the 2032 Notes. If the Company only receives the Requisite Consents for one series of Notes prior to the Expiration Date and the Expiration Date is not extended, the Company will not execute either Supplemental Indenture.
General Conditions. The General Conditions shall be deemed to have been satisfied unless any of the following conditions (the “General Conditions”) shall occur on or after the date of this Statement and prior to the acceptance of Consents validly delivered pursuant to the Solicitations:
1.there shall have been any action taken or threatened, or any statute, rule, regulation, judgment, order, stay, decree or injunction promulgated, enacted, entered, enforced or deemed applicable to the Solicitations or the Proposed Amendments by or before any court or governmental regulatory or administrative agency or authority or tribunal, domestic or foreign, which (i) challenges the making of the Solicitations or the Proposed Amendments or might directly or indirectly prohibit, prevent, restrict or delay consummation of the Solicitations or the Proposed Amendments or otherwise adversely affects in any material manner the Solicitations or the Proposed Amendments or (ii) in the sole judgment of the Company, could materially adversely affect the business, condition (financial or otherwise), income, operations, properties, assets, liabilities or prospects of the Company and its subsidiaries, taken as a whole, or materially impair the contemplated benefits of the Solicitations or the Proposed Amendments to the Company;
2.there shall have occurred or be reasonably likely to occur any event affecting the business or financial condition or results of operations of the Company that, in the sole judgment of the Company, would or might prohibit, prevent, restrict or delay consummation of the Solicitations or the Proposed Amendments, or that will, or is reasonably likely to, materially impair the contemplated benefits of the Solicitation, the Proposed Amendments to the Company, or otherwise result in the consummation of the Solicitations and the Proposed Amendments not being, or not reasonably likely to be, in the best interests of the Company; or
3.there shall have occurred, in each case, in the sole judgment of the Company, (i) any general suspension of or limitation on trading in securities in the United States securities or financial markets (whether or not mandatory), (ii) any significant adverse change in the price of the Notes, (iii) a material impairment in the trading market for debt securities, (iv) a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States (whether or not mandatory), (v) any limitation (whether or not mandatory) by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States, (vi) a commencement or material escalation of a war, armed hostilities, act of terrorism or other national or international crisis directly or indirectly relating to the United States, (vii) any significant adverse change in United States securities or financial markets generally, (viii) any change in United States or international financial, political or economic conditions or currency exchange rates or exchange controls as would be likely to materially impair the contemplated benefits of the Solicitations or the Proposed

Amendments to the Company or (ix) in the case of any of the foregoing existing at the time of the commencement of the Solicitation, an acceleration or worsening thereof.
The foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to any such condition (including any action or inaction by the Company) and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.
Notwithstanding any other provision of the Solicitations, the Company has the right, in its sole discretion, to terminate the Solicitations at any time prior to acceptance of the Consents and execution of the Supplemental Indentures.
SECTION 8
PROPOSED AMENDMENTS
This section sets forth a brief description of the Proposed Amendments for which Consents are being sought pursuant to the Solicitations, which is qualified in its entirety by reference to the full and complete terms contained in the Indentures and the Supplemental Indentures attached hereto as Exhibit B. It is expected that the Supplemental Indentures will be executed by the Company and the Trustee on or promptly following the Acceptance Date. If the Requisite Consents are not received by the Company, the Supplemental Indentures will not be executed or become operative. If the Solicitations are terminated or withdrawn, the Proposed Amendments will not become operative. Copies of the form of Supplemental Indentures are available from the Information Agent upon any Holder’s request.
Certain provisions of the Indentures will be modified, namely:
i.certain definitions will be modified to provide, among other things, that Lugano Holdings, Inc. will be considered a “Non-Operating Subsidiary” and no longer a Restricted Subsidiary; 2
ii.Section 4.03 of the Indentures will be amended to provide that if the Company is delinquent in the delivery of information required under that section, if such information is filed or furnished after such information was due, any delinquency will be cured;
iii.Section 4.07 of the Indentures will be modified to remove the restriction on payments under the Management Services Agreement, permit the use of proceeds of any Asset Sale to repurchase, redeem, acquire or retire Capital Stock of the Company or any Restricted Subsidiary, and allow payments to the Allocation member as required by the LLC Agreement;
iv.Section 4.09(b) of the Indentures will be amended to increase the limit on Attributable Debt to $100 million at any time outstanding and confirm that the PIK Payments are Permitted Indebtedness;
v.Section 4.11(a)(3) of the Indentures will be revised to permit the use of Asset Sale proceeds to repurchase, redeem or otherwise acquire or retire Capital Stock of the Company or any Restricted Subsidiary; and
vi.Section 4.19 of the Indentures will be amended to permit the Additional PIK Payment (as defined in the Proposed Amendments).
Additional PIK Payment. If the Proposed Amendments are approved, each Holder, regardless of whether they submitted a Consent to the Proposed Amendments, will receive the Additional PIK Payment, which is a special one-time payment equal (i) $7,755,533.68 (equivalent to $7.53 per $1,000 of the principal amount of 2029 Notes
2 The Company also proposes modifications to the definition of “Bank Facility” to clarify that the Company may refinance the current facility, in the same or additional amounts through the execution of credit agreements, indentures or other instruments.

outstanding) and (ii) $2,326,660.10 (equivalent to $7.53 per $1,000 of the principal amount of 2032 Notes outstanding). The Additional PIK Payment shall be payable by increasing the principal amount of the applicable outstanding Global Notes by the dollar amount of the Additional PIK Payment. To receive the Additional PIK Payment, you must be a Holder of the applicable Notes as of November 2, 2026.
In addition, Section 12 of the Global Notes will be revised to align with the language in Section 6.01 of the Indentures and the Supplemental Indentures provides that, as of the date of the Supplemental Indentures, the Company shall be deemed to have complied with all obligations, thresholds, covenants and limitations set forth in the Indentures and following the date of the Supplemental Indentures, the Company will be deemed not have exhausted any portion of any limitation, cap, basket or similar restriction.
Finally, pursuant to Section 7.08(b), a majority of the holders of the Notes are seeking to replace the existing Trustee and, pursuant to this Consent Solicitation, seek consent to replace the Trustee. If the Proposed Amendments are approved, the holders of the Notes shall be deemed to consent to the delivery, on the holders’ behalf, of the letter attached hereto as Exhibit A to the Trustee.
The Proposed Amendments will not alter the maturity date of the Notes or the Company’s obligation to make principal and interest payments on the Notes. The proposed forms of the Supplemental Indentures are included in Exhibit B to this Statement.
Pursuant to the terms of the Indentures, the Proposed Amendments require the written consent of the Holders of at least a majority in aggregate principal amount of the 2029 Notes and the 2023 Notes outstanding and entitled to consent to the Proposed Amendments. As of the date hereof, approximately $1.029 billion aggregate principal amount of the 2029 Notes and $308 million aggregate principal amount of the 2032 Notes are outstanding and entitled to consent to the Proposed Amendments.
If the Proposed Amendments are adopted, all Notes, including those held by non-consenting Holders, will be subject to the terms of the Indentures, as modified by the Supplemental Indentures.
The summaries of the terms of the Notes described above are qualified in their entirety by reference to the full and complete terms contained in the Indentures (including the form of the Notes attached thereto), copies of which are available upon request without charge from the Company.
SECTION 9
CERTAIN U. S. FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary of certain U.S. federal income tax consequences of the Proposed Amendments to Holders that hold their Notes as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This summary is based upon currently existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect. The Company has not obtained, and does not intend to obtain, a ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions, or that if the IRS were to challenge such conclusions such challenge would not be sustained by a court.
This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to particular investors in light of their individual investment circumstances or the U.S. federal income tax consequences to investors subject to special treatment under U.S. federal income tax laws, such as banks and other financial institutions, real estate investments trusts or regulated investment companies, partnerships or other pass-through entities and investors therein, insurance companies, dealers in securities or foreign currency, traders that have elected mark-to-market accounting, tax-exempt organizations or governmental organizations, tax-qualified retirement plans, certain U.S. expatriates and former citizens or former long-term residents of the United States, persons subject to special tax accounting rules under Code Section 451(b), persons that hold the Notes as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security,” or other integrated investment, or U.S. Holders, as defined below, that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary does not address all aspects of U.S. federal income taxes, such as consequences under the Medicare contribution tax or the alternative minimum tax. Further, this summary does not address the consequences under any U.S. federal tax laws other than U.S federal income tax laws, such as U.S. federal estate or gift tax laws, and does not address the consequences under the tax laws of any state, local, or non-U.S. jurisdiction.
As used herein, the term “U.S. Holder” means a beneficial owner of Notes that is, for U.S. federal income tax purposes:
•an individual who is a citizen or resident of the United States;
•a corporation (including any entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof, or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust (A) if a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have authority to control all of its substantial decisions, or (B) if the trust has in effect a valid election to be so treated as a U.S. person.
The term “Non-U.S. Holder” means a beneficial owner of Notes, other than a partnership, that is not a U.S. Holder.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Notes, the U.S. federal income tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partners in such partnerships are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences to them of the implementation of the Proposed Amendments.
THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE, AND IS NOT A SUBSTITUTE FOR, PROFESSIONAL TAX ADVICE. EACH HOLDER IS URGED TO CONSULT ITS OWN ADVISOR WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL AND FOREIGN TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS.
Tax Consequences to U.S. Holders
Consequences of the Proposed Amendments. If the Proposed Amendments do not become effective, a U.S. Holder will not recognize gain or loss for U.S. federal income tax purposes as a result thereof. If the Proposed Amendments become effective, the tax treatment of a U.S. Holder will depend on whether the modification to the Notes results in a “deemed” exchange of such Notes for U.S. federal income tax purposes. Generally, the modification of a debt instrument will be treated, for U.S. federal income tax purposes, as resulting in a “deemed” exchange of the debt instrument for a new debt instrument if such modification is “significant” as specially determined for U.S. federal income tax purposes.
Under applicable Treasury regulations, a modification generally is “significant” if, based on all the facts and circumstances, and taking into account all modifications of the debt instrument collectively, the legal rights and obligations that are altered and the degree to which they are altered are economically significant. A specific rule in the Treasury regulations provides that a modification that adds, deletes, or alters customary accounting or financial covenants is not a “significant modification,” although the rule does not define “customary accounting or financial covenants.” Another specific rule in the Treasury regulations provides that a change in the yield of a debt instrument is not a “significant modification” if the yield of the modified instrument, taking into account the Additional PIK Payment, does not vary from the yield of the unmodified instrument, determined as of the date of the modification, by more than the greater of 25 basis points or 5% of the annual yield of the unmodified instrument.

The change in yield of the Notes attributable to the Additional PIK Payment will not be considered a “significant modification” of the Notes. The Company intends to take the position that, although the issue is not free from doubt, the adoption of the Proposed Amendments other than the Additional PIK Payment (the “Proposed Other Amendments”) will add, delete or alter customary accounting or financial covenants, and therefore will not constitute a “significant modification” of the Notes for U.S. federal income tax purposes. If this position is correct, a U.S. Holder would not recognize any gain or loss for U.S. federal income tax purposes as a result of the adoption of the Proposed Amendments, and such Holder should continue to have the same tax basis, holding period and accrued market discount, if any, with respect to the Notes as it had before the adoption of the Proposed Amendments. The law on this point is unclear, however, and the IRS could assert that the Proposed Other Amendments constitute a significant modification of the Notes.
If the Proposed Other Amendments were treated as a significant modification of the Notes, a U.S. Holder would be treated as having exchanged its “old” Notes for “new” Notes for U.S. federal income tax purposes, which would be a taxable event unless the deemed exchange were to qualify as a “recapitalization” for U.S. federal income tax purposes, which qualification is uncertain. U.S. Holders are urged to consult their tax advisors regarding whether a deemed exchange would qualify as a recapitalization.
If the deemed exchange were to qualify as a recapitalization, a U.S. Holder generally would not recognize gain or loss on the deemed exchange, except that any accrued but unpaid interest would be taxable as ordinary income to the extent not previously included in income. In such event, the U.S. Holder’s initial tax basis in the “new” Notes would be an amount equal to the U.S. Holder’s tax basis in the “old” Notes, and the U.S. Holder’s holding period in the “new” Notes would include the U.S. Holder’s holding period in the “old” Notes. The U.S. Holder’s accrued market discount with respect to the “old” Notes, if any, would carry over to the “new” Notes.
If the deemed exchange were treated as a taxable transaction, a U.S. Holder who holds Notes when the Proposed Amendments become effective would recognize gain in an amount equal to the excess of the “issue price” of the “new” Notes (discussed below) over the U.S. Holder’s adjusted basis in the “old” Notes. Such gain generally would be treated as capital gain except to the extent of any accrued market discount on the “old” Notes, which would be treated as ordinary income, and any accrued but unpaid interest on the “old” Notes, which would be treated as ordinary interest income. Any loss realized may be subject to disallowance under the “wash sale” rules. A U.S. Holder's adjusted tax basis in its “old” Note generally will be an amount equal to the U.S. Holder's purchase price for the “old” Note, increased by market discount, if any, previously included in income and reduced, but not below zero, by any bond premium previously amortized, on the “old” Note. A U.S Holder’s initial tax basis in any “new” Notes would be equal to the issue price of such “new” Notes except where the wash sale rules would apply to disallow a loss, and a U.S. Holder’s holding period for the “new” Notes would begin on the day following the deemed exchange.
The determination of the issue price of the “new” Notes for U.S. federal income tax purposes will depend upon whether a substantial amount of the “new” Notes or “old” Notes is treated as “traded on an established market” for U.S. federal income tax purposes. If a substantial amount of the “new” Notes is traded on an established market, the issue price of the “new” Notes will be an amount equal to the fair market value of the “new” Notes on the date of the deemed exchange. If a substantial amount of the “new” Notes (i) is not traded on an established market but (ii) is received in exchange for “old” Notes that are traded on an established market, the issue price of such “new” Notes will be an amount equal to the fair market value of such “old” Notes at the time of the exchange. If neither the “new” Notes nor the “old” Notes are traded on an established market, the issue price of the “new” Notes would be equal to their stated principal amount. For this purpose, the “new” Notes and “old” Notes will be treated as traded on an established market if there is a sale price or one or more firm or indicative quotes available for such Notes at any time during the 31-day period ending 15 days after the deemed exchange. Although the issue is not free from doubt, the Company expects that the “old” Notes are, and the “new” Notes will be, traded on an established market within the meaning of the applicable Treasury regulations, and that the issue price of the “new” Notes will be equal to their fair market value on the date of the deemed exchange.
If the “old” Notes are deemed exchanged for “new” Notes, regardless of whether the deemed exchange were to qualify as a recapitalization, and the “issue price” of the “new” Notes (as determined above) is less than the “stated redemption price at maturity” of the “new” Notes by more than a de minimis amount, then the “new” Notes would be treated as having been issued with original issue discount (“OID”) for U.S. federal income tax purposes. The “stated redemption price at maturity” of the “new” Notes is the total of all payments on the “new” Notes that are not payments of “qualified stated interest” (generally, stated interest that is unconditionally payable, in cash or property (other than debt instruments of the issuer of the notes), at least annually at a single fixed rate during the entire term of the note that appropriately takes into account the length of intervals between payments). If the “new” Notes are treated as issued with OID, a U.S. Holder of “new” Notes generally would include OID in gross income for U.S. federal income tax purposes on an annual basis under a constant yield accrual method regardless of the U.S. Holder’s regular method of accounting. As a result, the U.S. Holder may include OID in income in advance of the receipt of the cash to which such income is attributable. If, however, a U.S Holder’s adjusted tax basis in the “new” Notes immediately after the deemed exchange exceeds the issue price of the “new” Notes, the “new” Notes will be treated as having been acquired with “acquisition premium,” and the amount of OID that the U.S. Holder would include in gross income would be reduced to reflect the acquisition premium. Further, if a U.S. Holder’s adjusted tax basis in the “new” Notes immediately after the deemed exchange is greater than the stated redemption price at maturity of the “new” Notes, the U.S. Holder would not be required to include any OID in gross income for U.S. federal income tax purposes. Subject to the exceptions described in the preceding sentences, the amount of OID that would be includible in income by an initial U.S. Holder of “new” Notes would be the sum of the “daily portions” of OID with respect to the “new” Notes for each day during the taxable year or portion thereof in which the U.S. Holder holds such “new” Notes. The daily portion is determined by allocating to each day in any “accrual period” a pro-rata portion of the OID that accrued in such period. An accrual period may be of any length and may vary in length over the term of the “new” Notes, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs either on the first or last day of an accrual period. The amount of OID that accrues with respect to any accrual period is the excess of (i) the product of the “new” Note’s adjusted issue price at the beginning of such accrual period and its yield to maturity, determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of such period, over (ii) the amount of qualified stated interest allocable to such accrual period. The “adjusted issue price” of a “new” Note at the start of any accrual period is equal to its issue price at the beginning of the previous accrual period, increased by the accrued OID for the previous accrual period and reduced by any prior payments made on such “new” Note during that period (other than payments of qualified stated interest). The stated interest paid or accrued on the “new” Notes would constitute qualified stated interest and would be taxable to a U.S. Holder as ordinary income in accordance with the U.S Holder’s method of accounting for U.S federal income tax purposes. Alternatively, a U.S. Holder may elect to include stated interest on the “new” Notes (as well as OID), and, if any, market discount, de minimis market discount and unstated interest on the “new” Notes (as adjusted by any amortizable bond premium or acquisition premium) in gross income on a constant yield basis. The mechanics and implications of such election are complex, and a U.S. Holder should consult their tax advisor regarding the advisability of making such election.
Information Reporting and Backup Withholding. A U.S. Holder will be subject to certain information reporting requirements. U.S. federal income tax law also imposes “backup withholding” unless a U.S. Holder has provided its correct taxpayer identification number and certain other information and certified that it is not subject to backup withholding by completing an IRS Form W-9 or a Substitute Form W-9 or otherwise establishes an exemption from backup withholding. Certain U.S. Holders, including corporations, are not subject to these information reporting and backup withholding requirements, provided that they properly demonstrate their eligibility for exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS, INCLUDING THE POSSIBLE TREATMENT OF THE ADOPTION OF THE PROPOSED AMENDMENTS AS A “SIGNIFICANT MODIFICATION” OF THE NOTES AND THE APPLICATION OF THE OID AND OTHER RULES TO THEIR “NEW” NOTES, AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, NON- U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY, OR ARISING AS A RESULT OF CHANGES IN U.S. FEDERAL INCOME TAX LAWS OR THE TAX LAWS OF SUCH OTHER JURISDICTIONS.

Tax Consequences to Non-U.S. Holders
Consequences of the Proposed Amendments. Any gain realized by a Non-U.S. Holder as a result of the Proposed Amendments (see the discussion above under “—Tax Consequences to U.S. Holders—Consequences of the Proposed Amendments,” regarding the circumstances under which the Proposed Amendments may result in a potentially taxable gain) generally would not be subject to U.S. federal income or withholding tax unless such gain is effectively connected with the Non-U.S. Holder’s conduct of a U.S. trade or business, and, if required under an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States, or the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met.
Any amount that a non-U.S. Holder receives that is attributable to accrued but unpaid interest (including original issue discount, if any) on the “old” Notes, generally will not be subject to U.S. federal income tax, provided that such interest is not effectively connected with the conduct by the Non-U.S. Holder of a trade or business in the United States and such interest constitutes “portfolio interest,” which would be the case where: (i) the Non-U.S. Holder does not actually or constructively own 10% or more of the combined voting power of all classes of stock of the Company that are entitled to vote; (ii) the Non-U.S. Holder is not a “controlled foreign corporation” related to the Company within the meaning of Section 864(d)(4) of the Code; (iii) the Non-U.S. Holder is not a bank that received the Notes on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code; and (iv) the Non-U.S. Holder properly certifies the Non-U.S. Holder’s foreign status on IRS Form W-8BEN or other applicable form.
Interest (including OID, if any) on the “new” Notes generally will be taxed to a Non-U.S. Holder in a manner similar to amounts attributable to accrued but unpaid interest on the “old” Notes as described in the preceding paragraph.
Information Reporting and Backup Withholding. Non-U.S. Holders may be subject to information reporting and backup withholding requirements unless the non-U.S. Holder establishes an exemption, typically by certifying the Non-U.S. Holder’s foreign status on IRS Form W-8BEN or other applicable form. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS AND THE “NEW” NOTES, AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS AND THE “NEW” NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, NON- U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY, OR ARISING AS A RESULT OF CHANGES IN U.S. FEDERAL INCOME TAX LAWS OR THE TAX LAWS OF SUCH OTHER JURISDICTIONS.
FATCA
Sections 1471 through 1474 of the Code, generally referred to as “FATCA”, impose a U.S. federal withholding tax of 30% on interest on our Notes paid to certain foreign entities unless various information reporting, withholding and other requirements are satisfied or unless a specified exemption applies. Although withholding under FATCA also would have applied to payments of gross proceeds from the taxable disposition of our Notes on or after January 1, 2019, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of such taxes. An inter-governmental agreement between the United States and an applicable non-U.S. country may modify the foregoing requirements. Prospective investors should consult their own tax advisors regarding the relevant U.S. law and other official guidance on FATCA withholding.
Holders should consult their own tax advisors regarding FATCA and other legislative proposals that may be relevant to their investment in the Notes.

SECTION 10
FEES AND EXPENSES
The Company will pay the Information Agent reasonable and customary fees for its services and will reimburse it for their reasonable out-of-pocket expenses in connection therewith.
SECTION 11
MISCELLANEOUS
The Company is not aware of any jurisdiction in which the making of the Solicitations is not in compliance with applicable law. If the Company becomes aware of any jurisdiction in which the making of the Solicitations would not be in compliance with applicable law, the Company will make a good faith effort to comply with any such law. If, after such good faith effort, the Company cannot comply with any such law, the Solicitation will not be made to (nor will deliveries of Consents be accepted from or on behalf of) the Holders residing in such jurisdiction.
No person has been authorized to give any information or make any representation on behalf of the Company not contained in this Statement and, if given or made, such information or representation must not be relied upon as having been authorized.

Any questions or requests for assistance or additional copies of this Statement may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Solicitation.

The Information Agent and Tabulation Agent for the Solicitation is:

Stretto, Inc.
410 Exchange, Ste 100
Irvine, CA 92602
International: +1 (949) 800-5822
Domestic: +1 866-960-4700
E-mail: CompassGroup@Stretto.com

EXHIBIT A

Letter to Trustee
(attached)

November [●], 2026

U.S. Bank Trust Company, National Association
100 Wall Street
Suite 600
New York, NY 10005
Attn: Shannon Matthews

Compass Group Diversified Holdings LLC
301 Riverside Avenue
Second Floor
Westport, CT 06880
Attn: General Counsel

Re: Notice Regarding Consent to Replace Trustee – Compass Group Diversified Holdings LLC (i) 5.250% Senior Notes Due 2029 (CUSIP Nos. 20451R AB8 and U2037W AD1) and (ii) 5.000% Senior Notes Due 2032 (CUSIP Nos. 20451R AC6 and U2037W AE9)

Ladies and Gentlemen:

Reference is made to (i) that certain Indenture, dated as March 23, 2021, as amended and restated, supplemented or otherwise modified from time to time (the “2029 Indenture”), by and between Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), and U.S. Bank Trust Company, National Association, as successor trustee (the “Trustee”), with respect to the Company’s 5.250% Senior Notes due 2029 (the “2029 Notes”) and (ii) that certain Indenture, dated as of November 17, 2021, as amended and restated, supplemented or otherwise modified from time to time (the “2032 Indenture,” and together with the 2029 Indenture, the “Indentures”), by and between the Company and the Trustee with respect to the Company’s 5.000% Senior Notes due 2032 (the “2032 Notes”, and together with the 2029 Notes, the “Notes”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indentures.
Section 7.08(b) of the Indentures provides that “[t]he Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing.” As evidenced by the Information and Tabulation Agent’s Certificate executed by Stretto, Inc., holders of a majority in aggregate principal amount of the outstanding 2029 Notes and 2032 Notes consented to the removal of the Trustee and the delivery of this letter to the Trustee in accordance with section 7.08(b) of the Indentures. A copy of the Information and Tabulation Agent’s Certificate is annexed hereto. The Trustee’s removal shall become effective upon the appointment of a replacement Trustee by the Company in accordance with Section 7.08(c) of the Indentures and such replacement Trustee’s acceptance of the appointment.

Sincerely,

Holders of the 2029 Notes and 2032 Notes

Information and Tabulation Agent’s Certificate

(attached)

Exhibit B

Supplemental Indentures with Amended Global Notes

(attached)

THIRD SUPPLEMENT INDENTURE

Between

COMPASS GROUP DIVERSIFIED HOLDINGS LLC,

And

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
(as successor to U.S. Bank National Association),
as Trustee

Relating to:

5.250% Senior Notes due 2029

Dated as of November [●], 2026

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (the “Supplement Indenture”), dated as of November [●], 2026, is entered into by and between Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”), under the circumstances in the following recitals (the capitalized terms not defined herein as defined in the Original Indenture described below):

A.    The Company and the Trustee are parties to that certain Indenture, dated as of March 23, 2021, between the Company and the Trustee, as amended by that First Supplemental Indenture, dated as of January 15, 2025, and that Second Supplemental Indenture, dated as of September 9, 2025 (the “Original Indenture”).

B.    The Company, Holders of a majority of the outstanding principal amount of the indebtedness evidenced by the Notes (the “Consenting Noteholders”) and the Trustee, at the direction of the Consenting Noteholders, desire to make certain amendments and modifications to the Indenture as provided herein.

C.    The Trustee has received an Officer’s Certificate in accordance with Sections 7.01(b), 7.02(b), 9.02, 9.06, 12.04 and 12.05 of the Original Indenture certifying, among other things, that this Supplemental Indenture is permitted by the Original Indenture, that all conditions precedent to the execution and delivery by the Trustee of this Supplemental Indenture have been satisfied, and that this Supplemental Indenture is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

D.    The Trustee has received an Opinion of Counsel from Squire Patton Boggs (US) LLP in accordance with Sections 7.01(b), 7.02(b), 9.06,12.04 and 12.05 of the Original Indenture that this Supplemental Indenture is authorized or permitted by the Indenture and this Supplemental Indenture is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein, and for other good and valuable consideration, the receipt of which is acknowledged, the Company has executed and delivered this Supplemental Indenture.

ARTICLE I

AMENDMENTS OF ORIGINAL INDENTURE

Pursuant to Section 9.02 of the Original Indenture, the Company and the Trustee hereby make the following amendments to the Original Indenture:

Section 1.01    Amendment to Section 1.01. Section 1.01 of the Original Indenture is hereby amended by inserting or amending the following defined term in the proper alphabetical order:
“Approved Professional” means any nationally recognized accounting firm or other Person that satisfied the meaning given to such term in the Amended and Restated Credit Agreement dated as of April 18, 2018 among Bank of American. N.A., the Company and the lender and other parties thereto.

“Bank Facility” means the Third Amended and Restated Credit Agreement dated July 12, 2022, among Bank of America N.A., the Company and the lenders and other parties thereto (as amended, modified, supplemented, together with related documents thereto (including, without limitation, any guarantee agreements and security documents, in each case as such agreement may be amended (including any amendment and restate thereof), supplemented or otherwise modified from time to time)) as well as one or more other debt facilities, indentures or other arrangements with banks, other financial institutions, lenders or investors providing for revolving credit loans, term loans, notes, receivables financing, letters of credit or other Indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended in whole or in part from time to time, including any agreement or instrument which extends the maturity of, refinances, replaces or otherwise restructures (including increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or agreements or instrument or instruments or any successor or replacement agreement or agreements or instruments and whether by the same or any other agent, holders, lender or group of lenders; provided, however, the foregoing shall not include the Notes and Indebtedness issued pursuant to that certain Indenture dated as of November 17, 2021, by and between the Company and the Trustee, as amended, modified or supplemented.
“Designated Preferred Stock” means any series of Trust Preferred Interests (as defined in the LLC Agreement) issued by the Company in connection with a public offering of the Company or the Trust, including in an underwritten offering, an at-the-marketing offering program or any similar public distribution.

“Guarantor” means each of the Company’s Restricted Subsidiaries that in the future executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture; provided, further, that a Non-Operating Subsidiary shall not be a Guarantor.

“Management Services Agreement” means that certain Ninth Amended and Restated Management Services Agreement by and between the Company and the Manager, dated as of July 12, 2026, and originally effective as of May 16, 2006, as in effect on the date hereof and any amendment thereof to the extent such amendment is not, in the aggregate, materially adverse to the Holders.

“Non-Operating Subsidiary” means Lugano Holdings, Inc. and any subsidiary thereof. A Non-Operating Subsidiary shall not be a (i) Restricted Subsidiary or an Unrestricted Subsidiary under this Indenture unless specifically indicated otherwise herein or a (ii) Guarantor.
“Permitted Investments” means:

(1)    Investments by the Company or any Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Restricted Subsidiary of the Company or that will merge or consolidate into the Company or a Restricted Subsidiary of the Company and other Investments to the extent constituting intercompany Indebtedness permitted under clause 6 or 7 of the definition of “Permitted Indebtedness”;

(2)    Investments in the Company by any Restricted Subsidiary of the Company; provided that any Indebtedness evidencing such Investment and held by a Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary that is a Guarantor is unsecured and subordinated, pursuant to a written agreement, to the Company’s obligations under the Notes and this Indenture;

(3)    Investments in cash and Cash Equivalents;

(4)    Loans and advances to employees, directors and officers of the Company and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $15.0 million at any one time outstanding;

(5)    Currency Agreements and Interest Swap Obligations entered into in the ordinary course of the Company’s or its Restricted Subsidiaries’ businesses and otherwise in compliance with this Indenture;
(6)    additional Investments (other than any Investments in any direct or indirect parent company of the Company) not to exceed the greater of (x) $110 million and (y) 5.0% of Total Assets at any one time outstanding;

(7)    Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

(8)    Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 4.11;

(9)    Investments resulting from the creation of Liens on the assets of the Company or any of its Restricted Subsidiaries or Non-Operating Subsidiaries in compliance with Section 4.13;

(10)    Investments represented by guarantees that are otherwise permitted under this Indenture;

(11)    Investments the payment for which is Qualified Capital Stock of the Company;

(12)    Investments existing as of the date of the Third Supplemental Indenture, and any extension, modification or renewal of any such Investments, but only to the extent not involving additional advances, contributions or other Investments of cash or other assets or other increases thereof (other than as a result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities), in each case, pursuant to the terms of such Investment as in effect on the date of the Third Supplemental Indenture;

(13)    Investments in Permitted Joint Ventures and Unrestricted Subsidiaries, not to exceed $100 million at any one time outstanding;

(14)    receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;

(15)    lease, utility and other similar deposits in the ordinary course of business;

(16)    stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments;

(17)    equity Investments held in any Person that was previously a Restricted Subsidiary to the extent that (i) such Investments were made prior to (and were in existence as of) the date upon which such Person ceased to be a Subsidiary and (ii) such Person was a Restricted Subsidiary immediately prior to ceasing to be a Subsidiary;

(18)    capped call(s), call spread(s) or bond hedge and warrant transaction(s) entered into by the Company concurrently with the issuance of convertible or exchangeable debt to hedge the Company’s stock price risk with respect to such debt that are deemed necessary or advisable to effect such hedge in the good faith judgment of the Board of Directors of the Company; and

(19)    Investments in a Non-Operating Subsidiary not to exceed $10 million at any one time outstanding.

“Permitted Liens” means the following types of Liens:

(1)    Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

(2)    statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent by more than 30 days or, if delinquent by more than 30 days, being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

(3)    Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(4)    judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(5)    easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

(6)    any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation (other than other property that is subject to a separate lease from such lessor or any of its Affiliates);

(7)    Liens securing Purchase Money Indebtedness; provided that (a) such Purchase Money Indebtedness shall not exceed the purchase price or other cost of such property or equipment and shall not be secured by any property or equipment of the Company or any Restricted Subsidiary of the Company other than the property and equipment so acquired or other property that was acquired from such seller or any of its Affiliates with the proceeds of Purchase Money Indebtedness and (b) the Lien securing such Purchase Money Indebtedness shall be created within 360 days of such acquisition;

(8)    Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(9)    Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

(10)    Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under this Indenture;

(11)    Liens securing Indebtedness under Currency Agreements;

(12)    Liens securing Acquired Indebtedness incurred in accordance with Section 4.09; provided that

(a)    such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company; and

(b)    such Liens do not extend to or cover any property or assets of the Company or of any of its Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Restricted Subsidiary of the Company;

(13)    Liens on assets of a Restricted Subsidiary of the Company that is not a Guarantor to secure Indebtedness of such Restricted Subsidiary that is otherwise permitted under this Indenture;

(14)    leases, subleases, licenses and sublicenses granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries;

(15)    banker’s Liens, rights of setoff and similar Liens with respect to cash and Cash Equivalents on deposit in one or more bank accounts in the ordinary course of business;

(16)    Liens arising from filing Uniform Commercial Code financing statements regarding leases;

(17)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

(18)    Liens (a) on inventory held by and granted to a local distribution company in the ordinary course of business and (b) in accounts purchased and collected by and granted to a local distribution company that has agreed to make payments to the Company or any of its Restricted Subsidiaries for such amounts in the ordinary course of business;

(19)    Liens securing Attributable Debt incurred pursuant to clause 17 of the definition of “Permitted Indebtedness”;

(20)    Liens securing Indebtedness incurred pursuant to clause 16 of the definition of “Permitted Indebtedness”;

(21)    Liens securing Indebtedness in respect of mortgage financings incurred pursuant to clause 10 of the definition of “Permitted Indebtedness”;

(22)    Liens arising on any real property as a result of any eminent domain, condemnation or similar proceeding being commenced with respect to such real property;

(23)    Liens with respect to obligations (including Indebtedness) of the Company or any of its Restricted Subsidiaries otherwise permitted under this Indenture that do not exceed the greater of $55 million and 2.5% of Total Assets at any one time outstanding after the date of the Third Supplemental Indenture; and

(24)    Liens on assets of a Non-Operating Subsidiary of the Company to secure Indebtedness of such Non-Operating Subsidiary that is otherwise permitted under this Indenture.

“Portfolio Company” means (w) each Restricted Subsidiary of the Company, (y) each Unrestricted Subsidiary of the Company that is designated as an Unrestricted Subsidiary after the date of the Third Supplemental Indenture pursuant to paragraph (b)(12) of Section 4.07, (y) each Non-Operating Subsidiary of the Company and (z) each Person of which the Company owns Capital Stock, provided, that the Company previously owned a majority of Capital Stock of such Person.

“Third Supplemental Indenture” means that certain third supplement indenture, dated as of November [●], 2026, governing the Notes.

“Total Cash” means, at the time of determination, the total consolidated cash and Cash Equivalents of the Company in deposit accounts.

Section 1.02    Amendment to Section 1.02. Section 1.02 of the Original Indenture is hereby amended by inserting or, if applicable, replacing the following defined terms in the proper alphabetical order:

“Additional PIK Payment” 4.19(c)

“Additional PIK Payment Date” 4.19(c)

“Additional PIK Payment Special Record Date” 4.19(c)

“Company Order” 2.01(a)

“Fixed PIK Payment” 4.19(a)

“Fixed PIK Payment Date” 4.19(a)

“Fixed PIK Payment Special Record Date” 4.19(a)

“Interest PIK Payment” 4.19(b)

“Interest PIK Payment Date” 4.19(b)

“Interest PIK Special Record Date” 4.19(b)

“PIK Payments” 4.19(c)

“Special Record Dates” 4.19(c)

“Step Up Period” 4.19(b)

Section 1.03    Amended and Restatement of Section 2.01(a). Section 2.01(a) of the Original Indenture is hereby amended and restated as follows:

(a)    General. The Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibits A1-A2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes shall be in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof. On any payment date on which the Company pays a PIK Payment, with respect to a Global Notes, the Trustee will increase the principal amount of such Global Notes by an amount equal to the PIK Payment payable, rounded down to the nearest whole dollar, to the credit of the Holders on the relevant Special Record Date.

Only three PIK Payments are authorized by the Indenture, the Fixed PIK Payment, the Interest PIK Payment and the Additional PIK Payment, which shall be made in kind as set forth herein as an increase in the principal amount of the Global Notes held by Cede & Co., as nominee for DTC. All other payments due and payable under the terms of the Notes shall be payable in U.S. dollars at the times and in the manner set forth in this Indenture and the Notes without reduction or limitation by reason of the PIK Payments which are intended by the Company to be fungible in all respects with the Notes. The Company shall be responsible for making calculations of PIK Payments called for under the Notes and Section 4.19 of this Indenture. At least five (5) Business Days prior to the applicable Special Record Date, the Trustee shall receive a written order of the Company signed by an Officer (a “Company Order”) to increase the balance of any Global Notes to reflect such PIK Payment, rounded down to the nearest $1.00, on the applicable Special Payment Date. The PIK Payments will be considered paid on the applicable Special Payment Date.
Section 1.04    Amendment and Restatement of Section 4.03. Section 4.03 of the Indenture is hereby amended and restated as follows:

“Section 4.03. Reports to Holders.

Whether or not the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company must provide the Trustee and, upon request, to any Holder of the Notes within fifteen (15) Business Days after filing, or in the event no such filing is required, within fifteen (15) Business Days after the end of the time periods specified in those sections with:

(1)    all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual financial statements only, a report thereon by the Company’s certified independent accountants, and

(2)    all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports;

provided that the foregoing delivery requirements shall be deemed satisfied if the foregoing materials are available on the Commission’s EDGAR system or on the Company’s website within the applicable time period.

In addition, whether or not required by the Commission, the Company will, if the Commission will accept the filing, file a copy of all of the information and reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the Commission’s rules and regulations. In addition, the Company will make the information and reports available to securities analysts and prospective investors upon request. If the Company had any Unrestricted Subsidiaries and Non-Operating Subsidiaries during the relevant period, the Company will also provide to the Trustee and, upon request, to any Holder of the Notes, information sufficient to ascertain the financial condition and results of operations of the Company and its Restricted Subsidiaries, excluding in all respects the Unrestricted Subsidiaries and Non-Operating Subsidiaries.

Delivery of the reports, information and documents in accordance with this covenant shall satisfy the Company’s obligation to make such delivery, but, in the case of the Trustee, such delivery shall be for informational purposes only, and the Trustee’s receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants (as to which the Trustee is entitled to conclusively rely on an Officers’ Certificate). The Trustee shall have no liability or responsibility for the filing, timeliness or content of any such report.

Notwithstanding anything herein to the contrary, the Company will not be deemed to have failed to comply with any of its obligations under this Section 4.03 for purposes of Section 6.01(c) hereof until 90 days after the date any report under this Section 4.03 is due to be delivered to the Trustee. To the extent any such information is not so filed or furnished, as applicable, within the time periods specified above and such information is subsequently filed or furnished, as applicable, the Company will be deemed to have satisfied its obligations with respect thereto at such time and any Default or Event of Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article 6 hereof if at least 25% in principal amount of the outstanding Notes have declared the principal, premium, if any, interest and any other monetary obligations on all the outstanding Notes to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.”

Section 1.05    Amendment and Restatement of Section 4.07. Section 4.07 of the Indenture is hereby amended and restated as follows:

“(a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly:

(1)    declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company or such Restricted Subsidiary) on or in respect of shares of the Company’s or such Restricted Subsidiary’s Capital Stock to holders of such Capital Stock;

(2)    purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any Restricted Subsidiary; provided, however, the Company may purchase, redeem or otherwise acquire or retire for value any Capital Stock of a Restricted Subsidiary in exchange for the retirement, satisfaction or discharge of Indebtedness owed by the Restricted Subsidiary to the Company in connection with a transaction pursuant to which such Indebtedness shall be satisfied;

(3)    make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, earlier than one year prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness; or

(4)    make any Investment (other than Permitted Investments)

(each of the foregoing actions set forth in clauses (1), (2), (3) and (4) above being referred to as a “Restricted Payment”); if at the time of such Restricted Payment or immediately after giving effect thereto,

(i)    a Default or an Event of Default shall have occurred and be continuing;

(ii)    the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance Section 4.09(a); provided, however, that this clause (ii) shall not apply with respect to distributions payable pursuant to that certain Seventh Amended and Restated Operating Agreement of the Company, originally dated as of November 1, 2026 and as in effect on the date of the Third Supplemental Indenture (as such agreement may be amended or replaced, provided such amendment or replacement is not materially more disadvantageous to the Holders than such agreement as in effect on the date of the Third Supplemental Indenture) (the “LLC Agreement”), to the Allocation Member (as such term is defined therein); or

(iii)    the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to April 1, 2018 (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined in good faith by the Board of Directors of the Company) shall exceed the sum of:

(v)     50% of the Company’s cumulative Consolidated Net Income, or if the Company’s Consolidated Net Income shall be a loss, minus 100% of such loss, for the period from April 1, 2018 to the end of the Company’s most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment; plus

(w) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to April 1, 2018 and on or prior to the date the Restricted Payment occurs (the “Reference Date”) of Qualified Capital Stock of the Company or warrants, options or other rights to acquire Qualified Capital Stock of the Company (but excluding any debt security that is convertible into, or exchangeable for, Qualified Capital Stock, until such debt security has been converted into, or exchanged for, Qualified Capital Stock); plus

(x) without duplication of any amounts included in clause (iii)(w) above, 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company’s Capital Stock subsequent to April 1, 2018 and on or prior to the Reference Date (excluding, in the case of clauses (iii)(w) and (y)(A), any net cash proceeds from any equity offering to the extent used to redeem the Notes in compliance with Section 3.08); plus:

(y) without duplication, the sum of:

(A) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions or payments;

(B) the net cash proceeds received by the Company or any of its Restricted Subsidiaries from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company);

(C) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (except to the extent the Investment constituted a Permitted Investment), the fair market value of such Subsidiary as of the date of such redesignation; and

(D) net cash dividends or other net cash distributions paid to the Company or any Restricted Subsidiary of the Company from any Unrestricted Subsidiaries of the Company; plus:

(z) $150.0 million;

provided that the sum of clauses (A), (B), (C) and (D) of (y) above shall not exceed the aggregate amount of all such Investments made subsequent to the Issue Date.

(b)     Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit:

(1)    the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration;

(2)    the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company;

(3)    the acquisition of any Subordinated Indebtedness either (i) solely in exchange for shares of Qualified Capital Stock of the Company, or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of (a) shares of Qualified Capital Stock of the Company or (b) Refinancing Indebtedness;

(4)    repurchases by the Company of Common Stock of the Company from officers, directors and employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees or termination of their seat on the board of the Company in an aggregate amount not to exceed $10.0 million in any calendar year;

(5)    repurchases of Capital Stock deemed to occur upon the exercise of stock options to warrants if such Capital Stock represents a portion of the exercise price and related statutory withholding taxes of such options or warrants;

(6)    repurchases, redemptions or acquisitions or retirements for value of Capital Stock of the Company or any Restricted Subsidiary made with the proceeds of any Asset Sale.

(7)    payments of dividends or distributions on Disqualified Capital Stock or Preferred Stock of any Restricted Subsidiary, the incurrence or issuance of which was permitted by this Indenture;

(8)    cash payments in lieu of the issuance of fractional shares in connection with (i) the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Company or (ii) a merger, consolidation, amalgamation or other combination involving the Company or any of its Subsidiaries;

(9)    the retirement of any shares of Disqualified Capital Stock of the Company by conversion into, or by exchange for, shares of Disqualified Capital Stock of the Company or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) or other shares of Disqualified Capital Stock of the Company;

(10)    in the event of a Change of Control, and if no Default or Event of Default shall have occurred and be continuing, the payment, purchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness of the Company or any Guarantors, in each case at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness, plus accrued and unpaid interest thereon; provided that prior to such payment, purchase, redemption, defeasance or other acquisition or retirement, the Company (or a third party to the extent permitted by this Indenture) has made a Change of Control Offer with respect to the Notes offered hereby as a result of such Change of Control and has repurchased all Notes validly tendered and not withdrawn in connection with such Change of Control Offer;

(11)    in the event of an Asset Sale that requires the Company to offer to repurchase Notes pursuant to Sections 3.10 and 4.11, and if no Default or Event of Default shall have occurred and be continuing, the payment, purchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness of the Company or any Guarantor, in each case at a purchase price not greater than 100% of the principal amount of such Subordinated Indebtedness, plus accrued and unpaid interest thereon; provided that (A) prior to such payment, purchase, redemption, defeasance or other acquisition or retirement, the Company has made an offer with respect to the Notes offered hereby pursuant to the provisions of Sections 3.10 and 4.11 and has repurchased all Notes validly tendered and not withdrawn in connection with such offer and (B) the aggregate amount of all such payments, purchases, redemptions, defeasances or other acquisitions or retirements of all such Subordinated Indebtedness may not exceed the amount of the Net Cash Proceeds Amount remaining after the Company has complied with Section 4.11(a)(3);

(12)    so long as no Default or Event of Default shall have occurred and be continuing, dividends or distributions on the Company’s limited liability company interests in an aggregate amount not to exceed $30.0 million in any fiscal year, provided that unused amounts in any fiscal year may be carried over to the next subsequent fiscal year;

(13)    payments to the Allocation Member (as defined in the LLC Agreement) as required under the LLC Agreement;

(14)    in the event of a Qualified Equity Offering of a Restricted Subsidiary (such Restricted Subsidiary, the “IPO Subsidiary”), and, after giving pro forma effect thereto, so long as the Total Leverage Ratio is less than or equal to 4.75 to 1.0, Restricted Payments in an amount not to exceed the portion of the fair market value of the net assets of the IPO Subsidiary that is represented by the interest of the Company and its other Restricted Subsidiaries in the IPO Subsidiary, provided that promptly after such Qualified Equity Offering, the Company shall designate the IPO Subsidiary to be an Unrestricted Subsidiary;

(15)    dividends or distributions on Designated Preferred Stock;

(16)    so long as the Total Leverage Ratio is less than or equal to 3.75 to 1.0, and so long as no Default or Event of Default shall have occurred and be continuing, an unlimited amount of Restricted Payments;

(17)    distributions by the Company to Compass Diversified Holdings, a Delaware statutory trust (the “Trust”), to permit the Trust to satisfy expenses of the Trust that relate to the Company and its Subsidiaries in respect of (i) customary compensation expenses in respect of current and former officers, employees and directors of the Trust, (ii) ordinary course corporate operating and investor relations expenses and other fees and expenses required to maintain corporate existence and (iii) reasonable fees and expenses in connection with compliance with reporting obligations under, or in compliance with, federal or state laws or under this Indenture or any other agreement governing indebtedness of the Company or its Subsidiaries;

(18)    other Restricted Payments in an aggregate amount not to exceed $150.0 million after the date of the Third Supplemental Indenture; and

(19)    (x) Restricted Payments made by any Restricted Subsidiary to Persons that own Capital Stock of such Restricted Subsidiary, ratably according to the respective holdings of such Persons of the type of Capital Stock in respect of which such Restricted Payment is being made or (y) any purchase, repurchase or redemption by a Restricted Subsidiary of its Capital Stock from any Person that holds a minority interest in such Restricted Subsidiary’s Capital Stock.

(c) In determining the aggregate amount of Restricted Payments made subsequent to the April 1, 2018 or the Issue Date, as applicable, in accordance with clause (iii) of Section 4.07(a), amounts expended pursuant to clauses (1) and (4) of Section 4.07(b) shall be included in such calculation.”

Section 1.06    Amendment to Sections 4.09(b)(6), (16), (17) and (19). Sections 4.09(b)(6), (16), (17) and (19) of the Indenture are hereby amended and restated as follows:

“(b) Section 4.09(a) will not apply to (collectively, “Permitted Indebtedness”):

(6)    Indebtedness of a Restricted Subsidiary or a Non-Operating Subsidiary of the Company owing to and held by the Company or a Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Restricted Subsidiary of the Company or the holder of a Lien permitted under this Indenture, in each case subject to no Lien held by a Person other than the Company or a Restricted Subsidiary of the Company or the holder of a Lien permitted under this Indenture; provided that if as of any date any Person other than the Company or a Restricted Subsidiary of the Company or the holder of a Lien permitted under this Indenture owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness under this clause (6) by the issuer of such Indebtedness;”

(16) Indebtedness of Restricted Subsidiaries or Non-Operating Subsidiaries (exclusive of Indebtedness of the Restricted Subsidiaries or Non-Operating Subsidiaries permitted pursuant to other clauses of Section 4.09(b) that are applicable thereto) in an aggregate principal amount (or accreted value not to exceed the greater of (i) $137.5 million or (ii) 50% of LTM Pro Forma EBITDA at any one time outstanding;

(17) Attributable Debt not to exceed $100 million at any time outstanding;

(19) the PIK Payments.”

Section 1.07    Amendment and Restatement of Section 4.11(a)(3). Section 4.11(a)(3) of the Indenture is hereby amended and restated as follows:

“(3) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 545 days of receipt thereof either:

(A)    to reduce revolving Indebtedness outstanding under a Bank Facility (and permanently reduce commitments thereunder) or to permanently reduce other Indebtedness under a Bank Facility or to permanently repay any secured Indebtedness (other than Sub-ordinated Indebtedness) of the Company or any Restricted Subsidiary or any Indebtedness of any Restricted Subsidiary that is not a Guarantor;

(B)    to make an investment in properties and assets (including Capital Stock) that replace the properties and assets that were the subject of such Asset Sale or in proper-ties and assets that will be used in the business of the Company and its Restricted Subsidiaries as existing on the Issue Date or in businesses reasonably related thereto (“Replacement Assets”);

(C)    to repay other Pari Passu Indebtedness; provided that the Company shall also equally and ratably reduce Indebtedness under the Notes as provided under Section 3.08, through open-market purchases (provided that such purchases are at or above 100% of the principal amount thereof), or by making an offer (in accordance with the procedures set forth below for a Net Proceeds Offer) to all Holders to purchase the pro rata principal amount of Notes at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the repurchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date);

(D)    to repurchase, redeem or otherwise acquire or retire Capital Stock of the Company or a Restricted Subsidiary; and/or

(E)    a combination of prepayment, investment and repurchase/redemption permitted by the foregoing clauses (A)-(D);

provided that in the case of an investment in Replacement Assets pursuant to clause (B) or (E) above, a binding commitment shall be treated as a permitted application of the Net Cash Proceeds from the date of such commitment and, in the event such binding commitment is later cancelled or terminated for any reason before such Net Cash Proceeds are so applied, the Company or such Restricted Subsidiary enters into an-other binding commitment within 180 days of such cancellation or termination of the prior binding commitment.”

Section 1.08    Amendment and Restatement of Section 4.19. Section 4.19 of the Indenture is hereby amended and restated as follows:

“Section 4.19. PIK Payments. Without limitation of the obligation of the Company to pay all other amounts due and payable on the Notes without regard to this Section 4.19 and without setoff or reduction by reason of the PIK Payments herein provided:

(a)    Fixed PIK Payment. The Company shall make a special one-time payment equal to $17,500,000 (equivalent to $17.50 per $1,000 of the principal amount of Notes outstanding) (the “Fixed PIK Payment”) to Persons who are Holders on September 16, 2025 (the “Fixed PIK Payment Special Record Date”), which shall be payable by increasing the principal amount of the outstanding Global Notes by the dollar amount of the Fixed PIK Payment in accordance with Section 4.19(d). The Fixed PIK Payment shall be payable by the Company on September 17, 2025 (the “Fixed PIK Payment Date”) by delivery of a Company Order to the Trustee. On the date of the Second Supplemental Indenture, the Company will deliver to the Trustee, and deliver or cause to be delivered (by the Trustee, upon the written request of the Company and at the expense of the Company) to the Holders, a notice that states the Fixed PIK Payment Special Record Date, the related Fixed PIK Payment Date and the amount of the Fixed PIK Payment required to be made by the Company as provided herein.

(b)    Interest PIK Payment. Notwithstanding anything in this Indenture or in the Notes to the contrary, on the Interest PIK Payment Date the Notes will be due additional interest (for the avoidance of doubt, in addition to the existing stated interest rate) at a rate of 5.00% per annum for each day during the period beginning on, and including, August 1, 2025 and ending on the earlier of (x) October 24, 2025 and (y) the date of delivery to the Trustee of restated audited annual financials for fiscal years 2022, 2023 and 2024 and unaudited financials for the first fiscal quarter of fiscal year 2025 in accordance with Section 4.03 (the “Step Up Period”) ((i) and (ii) collectively, the “Interest PIK Payment”). The Trustee shall be entitled to conclusively rely on an Officer’s Certificate to determine the end of the Step Up Period. The Interest PIK Payment shall be payable by increasing the principal amount of the outstanding Global Notes by the dollar amount of the Interest PIK Payment in accordance with Section 4.19(d).

Within one (1) Business Day following the termination of the Step Up Period, (x) the Company shall set a special record date (the “Interest PIK Special Record Date”)

for the payment of the Interest PIK Payment, and (y) the Company will deliver to the Trustee, and deliver or cause to be delivered (by the Trustee, upon the written request of the Company and at the expense of the Company) to the Holders, a notice that states the Interest PIK Special Record Date (which shall be five (5) Business Days following the date of the notice), the related payment date (which shall be one (1) Business Day following the date of the Interest PIK Special Record Date) (the “Interest PIK Payment Date”) and the amount of the Interest PIK Payment to be paid. Notwithstanding the foregoing, the Company may not set the Interest PIK Special Record Date on any date from September 30, 2025 to October 15, 2025 (inclusive) (the “Blackout Window”), and to the extent the Interest PIK Special Record Date would have otherwise been required to occur during the Blackout Window pursuant to the terms of this Section 4.19(b), the Company shall be permitted to set the Interest PIK Special Record Date as October 16, 2025.

(c)    Additional PIK Payment. The Company shall make a special one-time payment equal to $7,755,533.68 (equivalent to $7.53 per $1,000 of the principal amount of Notes outstanding as of the Additional PIK Payment Special Record Date) (the “Additional PIK Payment” and, together with the Fixed PIK Payment and the Interest PIK Payment, the “PIK Payments”) to Persons who are Holders on November 2, 2026 (the “Additional PIK Payment Special Record Date” and, together with the Fixed PIK Payment Special Record Date and the Interest PIK Payment Special Record Date, the “Special Record Dates”), which shall be payable by increasing the principal amount of the outstanding Global Notes by the dollar amount of the Additional PIK Payment in accordance with Section 4.19(d). The Additional PIK Payment shall be payable by the Company on November [●], 2026 (the “Additional PIK Payment Date” and, together with the Fixed PIK Payment Date and Interest PIK Payment Date, the “PIK Payment Dates”) by delivery of a Company Order to the Trustee. On the date of the Third Supplemental Indenture, the Company will deliver to the Trustee, and deliver or cause to be delivered (by the Trustee, upon the written request of the Company and at the expense of the Company) to the Holders, a notice that states the Additional PIK Payment Special Record Date, the related Additional PIK Payment Date and the amount of the Additional PIK Payment required to be made by the Company as provided herein.

(d)    PIK Payments.

(i)    PIK Payments will be payable on the applicable Special Payment Date. The calculation of PIK Payments will be made by the Company (or on behalf of the Company by such Person as the Company shall designate and set forth in the Company Order delivered to the Trustee) and such calculation and the correctness thereof shall not be a duty or obligation of the Trustee. PIK Payments on the Notes will be paid in accordance with (including the denominations specified in) Sections 2.01(a) and 4.19(a), (b) or (c), as applicable. The increased principal amount of the outstanding Notes reflecting the PIK Payments shall be fungible with the Notes issued prior to the relevant Special Payment Date and will bear interest from the most recent interest payment date on the Notes prior to the applicable Special Payment Date.

(ii)    PIK Payments on the Notes will be payable by increasing the principal amount of the outstanding Global Notes by an amount equal to the amount of PIK Payment (rounded down to the nearest whole dollar) as directed by the Company, pursuant to a Company Order. The principal of all Notes resulting from a PIK Payment will mature on the maturity date of the Notes and will be governed by, and subject to the terms, provisions and conditions of this Indenture and shall have the same rights and benefits as the Notes issued on the Issue Date.”

Section 1.09    Amendment to Section 12 of the Global Notes. Section 12 of the Global Notes shall be amended and restated as follows:

“(12) DEFAULTS AND REMEDIES. Events of Default with respect to the Notes include: (i) default for 30 days in the payment when due of interest on, with respect to the Notes; (ii) default in the payment when due (at maturity, upon redemption or otherwise) of the principal on the Notes (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other covenants or agreements in the Indenture (except (i) in the case of a default with respect to Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement and (ii) as otherwise provided in the last paragraph of Section 4.03 of the Indenture); (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been so accelerated (in each case with respect to which the 30-day period described above has passed), equals $50.0 million or more at any time; (v) failure by the Company to pay final non-appealable judgments entered by a court or courts of competent jurisdiction against the Company in amounts aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vi) the Company, pursuant to or within the meaning of Bankruptcy Law, commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or an admission by the Company in writing of its inability to pay its debts as they become due; (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company; appoints a custodian of the Company or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 consecutive days; or (viii) any Guarantee of a Guarantor that is a Material Subsidiary (or group of Guarantors that would constitute a Material Subsidiary) or any material provision thereof ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of the Indenture).

If any Event of Default with respect to outstanding Notes occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” and the same shall be immediately due and payable.
Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency occurring with respect to the Company, all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within five Business Days of any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

ARTICLE II
MISCELLANEOUS

Section 2.01    Agreement to Reset. Notwithstanding anything to the contrary in the Original Indenture or any supplement or amendment thereto except the Third Supplemental Indenture, the Company shall be deemed to have complied with all covenants and obligations contained therein including any compliance with any obligations, thresholds or limitations set forth therein. From and after the date of the Third Supplemental Indenture, the Company shall only be required to comply with the covenants, obligations, thresholds, limits or the like, as amended and restated by the Third Supplemental Indenture, with it being agreed that the Company will be deemed to have not exhausted any portion of any limitation, cap, basket or similar restriction prior to the date of the Third Supplemental Indenture. It is agreed and acknowledged that the foregoing does not constitute an amendment, modification or waiver of any rights and/or provisions that otherwise would require consent pursuant to Section 9.02(d) of the Indenture.

Section 2.02    Severability. In case any section or provision of this Supplemental Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Supplemental Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, that illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Supplemental Indenture or any other covenant, agreement stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Supplemental Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained herein.

Any illegality, invalidity or inoperability shall not affect any legal, valid or operable section, provision, covenant, agreement, stipulation, obligation, act, action, part or application, all of which shall be deemed to be effective, operative, made, assumed, entered into or taken in the manner and to the full extent permitted by law from time to time.

Section 2.03    Binding Effect. This Supplemental Indenture shall inure to the benefit of and shall be binding upon the Company and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

Section 2.04    Original Indenture. The Original Indenture, including all supplements and amendments thereto, and as modified and supplemented by this Supplemental Indenture, remains in full force and effect.

Section 2.05    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

Section 2.06    Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 2.07    Trustee Makes No Representations/Reliance. In entering into this Supplemental Indenture, the Trustee (a) has relied upon the certifications, statements and opinions set forth in the Officer’s Certificate and the Opinion of Counsel delivered to the Trustee in connection herewith, and (b) shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture nor assumes responsibility for the correctness of (i) the recitals, statements, or representations contained herein, which shall be taken as statements and representations of the Company, or (ii) the statements, representations or opinions, as applicable, contained in the Officer’s Certificate and the Opinion of Counsel delivered in connection herewith.

IN WITNESS WHEREOF, the Company and the Trustee have executed this Supplemental Indenture all as of the date first above written.

Compass Group Diversified Holdings LLC

By:
Name:
Title:

U.S. Bank Trust Company, National Association,

By:
Name:
Title:

EXHIBIT A1

Form of Rule 144 A Global Note

(Attached)

5.250% Senior Notes due 2029

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS GLOBAL NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION [2.06(a)] OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”)), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR FOR WHICH IT HAS PURCHASED SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY OR A BENEFICIAL INTEREST IN THIS SECURITY PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF SUCH SECURITIES, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL SECURITIES AND THE LAST DATE ON WHICH ANY OF THE ISSUER OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUER, THE GUARANTORS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO AN OFFER AND SALE THAT OCCURS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE U.S.

SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND ANY APPLICABLE LOCAL LAWS AND REGULATIONS AND FURTHER SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHTS PRIOR TO ANY SUCH OFFER, REOFFER, SALE OR TRANSFER, (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF ANY OPININION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Face of Note]

Rule 144A
CUSIP No. 20451RAB8
ISIN: XS[ ]

5.250% Senior Notes due 2029

No. A-[ ] $

Compass Group Diversified Holdings LLC

promises to pay to Cede & Co. or registered assigns,

the principal sum of DOLLARS on April 15, 2029

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Dated: November [●], 2026

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee,certifies that this is one of the Notes referred to in theIndenture.

By:
Authorized Signatory

[Back of Note]

5.250% Senior Notes due 2029

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)    INTEREST. Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 5.250% per annum from March 23, 2021 until maturity. The Company will pay interest semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be October 15, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed daily on the basis of a 360-day year of twelve 30-day months.

(2)    METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    PAYING AGENT AND REGISTRAR. Initially, U.S. Bank National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in the capacity of Paying Agent or Registrar.

(4)    INDENTURE. The Company issued the Notes under an Indenture, dated as of March 23, 2021 (the “Indenture”), by and between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)    OPTIONAL REDEMPTION.

(a)    Other than as set forth below, the Notes are not redeemable prior to maturity.

(b)    On or prior to April 15, 2024, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) outstanding under the Indenture, at a redemption price equal to 105.250% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

(1)    at least 50% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its subsidiaries); and

(2)    the redemption must occur within 180 days of the date of the closing of such Equity Offering.

(c)    On or after April 15, 2024, the Company may redeem all or a part of the Notes, on any one or more occasions, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Year Percentage

2024 102.625%
2025 101.313%
2026 and thereafter 100.000%

(d)    At any time prior to April 15, 2024, the Company may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of record of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(e)    Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Section 3.01 through Section 3.06 of the Indenture.

(f)    Any redemption or notice of redemption, may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of an Equity Offering or other corporate transaction.

(6)    MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)    REPURCHASE AT THE OPTION OF HOLDER.

(a)    In the event that the Company or a Restricted Subsidiary is required to commence an offer to all Holders to purchase Notes pursuant to Section 4.11 or 4.15 of the Indenture, it will comply with the terms set forth in the Indenture, including Section 3.10.

(b)    If a Change of Control occurs, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of repurchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will deliver a notice to each Holder, with a copy to the Trustee, setting forth the procedures governing the Change of Control Offer as required by the Indenture.

(c)    If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 15 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(8)    NOTICE OF REDEMPTION. Notice of redemption will be delivered at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 unless all of the Notes held by a Holder are to be redeemed and provided that any unredeemed portion of a Note is equal to $2,000 or a multiple of $1,000 in excess thereof. On and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price.

(9)    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part that is equal to $2,000 or a multiple of $1,000 in excess thereof. Also, the Company need not issue, register the transfer of or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

(10)    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(11)    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes), and any existing Default or Event of Default, other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes (except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes and the Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes). Without the consent of any Holder of Notes, the Indenture, the Notes or the Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency; provide for the assumption by a surviving Person of the obligations of the Company under the Indenture; provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code); add Guarantees with respect to the Notes or confirm and evidence the release, termination or discharge of any security or Guarantee when such release, termination or discharge is permitted by the Indenture; secure the Notes, add to the covenants of the Company for the benefit of the holders of the Notes or surrender any right or power conferred upon the Company; make any change that does not adversely affect the rights of any holder of the Notes; comply with any requirement of the Com-mission in connection with the qualification of the Indenture under the TIA; provide for the issuance of Additional Notes in accordance with the Indenture; evidence and provide for the acceptance of appointment by a successor Trustee; conform the text of the Indenture or the Notes to any provision of the “Description of Notes” of the Prospectus to the extent that such provision in the “Description of Notes” of the Prospectus was intended to be a recitation of a provision of the Indenture or the Notes; or make any amendment to the provisions of the Indenture relating to the transfer and legending of the Notes as permitted by the Indenture, including, without limitation to facilitate the issuance and administration of the Notes; provided that (i) compliance with the Indenture as so amended would not result in the Notes being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer the Notes.

(12)    DEFAULTS AND REMEDIES. Events of Default with respect to the Notes include: (i) default for 30 days in the payment when due of interest on, with respect to the Notes; (ii) default in the payment when due (at maturity, upon redemption or otherwise) of the principal on the Notes (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other covenants or agreements in the Indenture (except (i) in the case of a default with respect to Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement and (ii) as otherwise provided in the last paragraph of Section 4.03 of the Indenture); (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been so accelerated (in each case with respect to which the 30-day period described above has passed), equals $50.0 million or more at any time; (v) failure by the Company to pay final non-appealable judgments entered by a court or courts of competent jurisdiction against the Company in amounts aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vi) the Company, pursuant to or within the meaning of Bankruptcy Law, commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or an admission by the Company in writing of its inability to pay its debts as they become due; (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company; appoints a custodian of the Company or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 consecutive days; or (viii) any Guarantee of a Guarantor that is a Material Subsidiary (or group of Guarantors that would constitute a Material Subsidiary) or any material provision thereof ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of the Indenture).

If any Event of Default with respect to outstanding Notes occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” and the same shall be immediately due and payable.

Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency occurring with respect to the Company, all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within five Business Days of any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(13)    TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

(14)    NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes or under the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under any Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for the issuance of the Notes and any Guarantees.

(15)    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uni-form Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(18)    GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Compass Group Diversified Holdings LLC
301 Riverside Avenue
Second Floor
Westport, CT 06880
Facsimile number: (203) 221-8253 (Attn: General Counsel)

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. Sec or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name
appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchase by the Company pursuant to Section 4.11 (Asset Sale Offer) or Section 4.15 (Change of Control Offer) of the Indenture, check the appropriate box below:

☐    Section 4.11 ☐     Section 4.15

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.11 or Section 4.15, state the amount you elect to have purchased:

$

Date:

Your signature:
(Sign exactly as your name
appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

SCHEDULE OF EXCHANGES OF INTEREST IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Note, or exchanges of a part of another Global Note or Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

* This schedule should be included only if the Note is issued in global form.

EXHIBIT A2

Form of Regulation S Global Note

(Attached)

5.250% Senior Notes due 2029

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS GLOBAL NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN “OFFSHORE TRANSACTION” IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE ISSUE DATE HEREOF, ONLY (A) TO THE ISSUER, THE GUARANTORS OR SUBSIDIARIES THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR IN OFFSHORE TRANSACTIONS OUTSIDE THE UNITED STATES IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND ANY APPLICABLE LOCAL LAWS AND REGULATIONS AND FURTHER SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S

RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR OR TRANSFER AGENT AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[Face of Note]

Regulation S
CUSIP No. U2037WAD1
ISIN: XS[ ]

5.250% Senior Notes due 2029

No. S-1 $

Compass Group Diversified Holdings LLC

promises to pay to Cede & Co. or registered assigns,

the principal sum of ______ DOLLARS on April 15, 2029

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Dated: November [●], 2026

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee,
certifies that this is one of the Notes referred to in the
Indenture.

By:
Authorized Signatory

[Back of Note]

5.250% Senior Notes due 2029

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)    INTEREST. Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 5.250% per annum from March 23, 2021 until maturity. The Company will pay interest semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be October 15, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed daily on the basis of a 360-day year of twelve 30-day months.

(2)    METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    PAYING AGENT AND REGISTRAR. Initially, U.S. Bank National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in the capacity of Paying Agent or Registrar.

(4)    INDENTURE. The Company issued the Notes under an Indenture, dated as of March 23, 2021 (the “Indenture”), by and between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)    OPTIONAL REDEMPTION.

(a)    Other than as set forth below, the Notes are not redeemable prior to maturity.

(b)    On or prior to April 15, 2024, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) outstanding under the Indenture, at a redemption price equal to 105.250% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

(3)    at least 50% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its subsidiaries); and

(4)    the redemption must occur within 180 days of the date of the closing of such Equity Offering.

(c)    On or after April 15, 2024, the Company may redeem all or a part of the Notes, on any one or more occasions, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Year Percentage

2024 102.625%
2025 101.313%
2026 and thereafter 100.000%

(d)    At any time prior to April 15, 2024, the Company may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of record of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(e)    Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Section 3.01 through Section 3.06 of the Indenture.

(f)    Any redemption or notice of redemption, may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of an Equity Offering or other corporate transaction.

(6)    MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)    REPURCHASE AT THE OPTION OF HODLER.

(a)    In the event that the Company or a Restricted Subsidiary is required to commence an offer to all Holders to purchase Notes pursuant to Section 4.11 or 4.15 of the Indenture, it will comply with the terms set forth in the Indenture, including Section 3.10.

(b)    If a Change of Control occurs, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of repurchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will deliver a notice to each Holder, with a copy to the Trustee, setting forth the procedures governing the Change of Control Offer as required by the Indenture.

(c)    If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 15 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(8)    NOTICE OF REDEMPTION. Notice of redemption will be delivered at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 unless all of the Notes held by a Holder are to be redeemed and provided that any unredeemed portion of a Note is equal to $2,000 or a multiple of $1,000 in excess thereof. On and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption as long as the

Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price.

(9)    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part that is equal to $2,000 or a multiple of $1,000 in excess thereof. Also, the Company need not issue, register the transfer of or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

(10)    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(11)    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes), and any existing Default or Event of Default, other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes (except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes and the Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes). Without the consent of any Holder of Notes, the Indenture, the Notes or the Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency; provide for the assumption by a surviving Person of the obligations of the Company under the Indenture; provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code); add Guarantees with respect to the Notes or confirm and evidence the release, termination or discharge of any security or Guarantee when such release, termination or discharge is permitted by the Indenture; secure the Notes, add to the covenants of the Company for the benefit of the holders of the Notes or surrender any right or power conferred upon the Company; make any change that does not adversely affect the rights of any holder of the Notes; comply with any requirement of the Com-mission in connection with the qualification of the Indenture under the TIA; provide for the issuance of Additional Notes in accordance with the Indenture; evidence and provide for the acceptance of appointment by a successor Trustee; conform the text of the Indenture or the Notes to any provision of the

“Description of Notes” of the Prospectus to the extent that such provision in the “Description of Notes” of the Prospectus was intended to be a recitation of a provision of the Indenture or the Notes; or make any amendment to the provisions of the Indenture relating to the transfer and legending of the Notes as permitted by the Indenture, including, without limitation to facilitate the issuance and administration of the Notes; provided that (i) compliance with the Indenture as so amended would not result in the Notes being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer the Notes.

(12)    DEFAULTS AND REMEDIES. Events of Default with respect to the Notes include: (i) default for 30 days in the payment when due of interest on, with respect to the Notes; (ii) default in the payment when due (at maturity, upon redemption or otherwise) of the principal on the Notes (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other covenants or agreements in the Indenture (except (i) in the case of a default with respect to Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement and (ii) as otherwise provided in the last paragraph of Section 4.03 of the Indenture); (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been so accelerated (in each case with respect to which the 30-day period described above has passed), equals $50.0 million or more at any time; (v) failure by the Company to pay final non-appealable judgments entered by a court or courts of competent jurisdiction against the Company in amounts aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vi) the Company, pursuant to or within the meaning of Bankruptcy Law, commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or an admission by the Company in writing of its inability to pay its debts as they become due; (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company; appoints a custodian of the Company or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 consecutive days; or (viii) any Guarantee of a Guarantor that is a Material Subsidiary (or group of Guarantors that would constitute a Material Subsidiary) or any material provision thereof ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of the Indenture).

If any Event of Default with respect to outstanding Notes occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” and the same shall be immediately due and payable.

Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency occurring with respect to the Company, all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within five Business Days of any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(13)    TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

(14)    NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes or under the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under any Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for the issuance of the Notes and any Guarantees.

(15)    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uni-form Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(18)    GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Compass Group Diversified Holdings LLC
301 Riverside Avenue
Second Floor
Westport, CT 06880
Facsimile number: (203) 221-8253 (Attn: General Counsel)

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. Sec or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name
appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchase by the Company pursuant to Section 4.11 (Asset Sale Offer) or Section 4.15 (Change of Control Offer) of the Indenture, check the appropriate box below:

☐    Section 4.11 ☐    Section 4.15

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.11 or Section 4.15, state the amount you elect to have purchased:

$

Date:

Your signature:
(Sign exactly as your name
appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

SCHEDULE OF EXCHANGES OF INTEREST IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Note, or exchanges of a part of another Global Note or Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

* This schedule should be included only if the Note is issued in global form.

THIRD SUPPLEMENT INDENTURE

Between

COMPASS GROUP DIVERSIFIED HOLDINGS LLC,

And

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
(as successor to U.S. Bank National Association),
as Trustee

Relating to:

5.000% Senior Notes due 2032

Dated as of November [●], 2026

EXHIBITS
Exhibit A1 Form of Rule 144A Global Note
Exhibit A2 Form of Regulation S Global Note

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (the “Supplement Indenture”), dated as of November [●], 2026, is entered into by and between Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”), under the circumstances in the following recitals (the capitalized terms not defined herein as defined in the Original Indenture described below):

A.The Company and the Trustee are parties to that certain Indenture, dated as of November 17, 2021, between the Company and the Trustee, as amended by that First Supplemental Indenture, dated as of January 15, 2025, and that Second Supplemental Indenture, dated as of September 9, 2025 (the “Original Indenture”).

B.    The Company, Holders of a majority of the outstanding principal amount of the indebtedness evidenced by the Notes (the “Consenting Noteholders”) and the Trustee, at the direction of the Consenting Noteholders, desire to make certain amendments and modifications to the Indenture as provided herein.

C.    The Trustee has received an Officer’s Certificate in accordance with Sections 7.01(b), 7.02(b), 9.02, 9.06, 12.04 and 12.05 of the Original Indenture certifying, among other things, that this Supplemental Indenture is permitted by the Original Indenture, that all conditions precedent to the execution and delivery by the Trustee of this Supplemental Indenture have been satisfied, and that this Supplemental Indenture is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

D.    The Trustee has received an Opinion of Counsel from Squire Patton Boggs (US) LLP in accordance with Sections 7.01(b), 7.02(b), 9.06,12.04 and 12.05 of the Original Indenture that this Supplemental Indenture is authorized or permitted by the Indenture and this Supplemental Indenture is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein, and for other good and valuable consideration, the receipt of which is acknowledged, the Company has executed and delivered this Supplemental Indenture.

ARTICLE I
AMENDMENTS OF ORIGINAL INDENTURE
Pursuant to Section 9.02 of the Original Indenture, the Company and the Trustee hereby make the following amendments to the Original Indenture:
Section 1.01    Amendment to Section 1.01. Section 1.01 of the Original Indenture is hereby amended by inserting or amending the following defined term in the proper alphabetical order:
“Approved Professional” means any nationally recognized accounting firm or other Person that satisfied the meaning given to such term in the Amended and Restated Credit Agreement dated as of April 18, 2018 among Bank of American. N.A., the Company and the lender and other parties thereto.
“Bank Facility” means the Third Amended and Restated Credit Agreement dated July 12, 2022, among Bank of America N.A., the Company and the lenders and other parties thereto (as amended, modified, supplemented, together with related documents thereto (including, without limitation, any guarantee agreements and security documents, in each case as such agreement may be amended (including any amendment and restate thereof), supplemented or otherwise modified from time to time)) as well as one or more other debt facilities, indentures or other arrangements with banks, other financial institutions, lenders or investors providing for revolving credit loans, term loans, notes, receivables financing, letters of credit or other Indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended in whole or in part from time to time, including any agreement or instrument which extends the maturity of, refinances, replaces or otherwise restructures (including increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or agreements or instrument or instruments or any successor or replacement agreement or agreements or instruments and whether by the same or any other agent, holders, lender or group of lenders; provided, however, the foregoing shall not include the Notes and Indebtedness issued pursuant to that certain Indenture dated as of March 23, 2021, by and between the Company and the Trustee, as amended, modified or supplemented.
“Designated Preferred Stock” means any series of Trust Preferred Interests (as defined in the LLC Agreement) issued by the Company in connection with a public offering of the Company or the Trust, including in an underwritten offering, an at-the-marketing offering program or any similar public distribution.
“Guarantor” means each of the Company’s Restricted Subsidiaries that in the future executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture; provided, further, that a Non-Operating Subsidiary shall not be a Guarantor.

“Management Services Agreement” means that certain Ninth Amended and Restated Management Services Agreement by and between the Company and the Manager, dated as of July 12, 2026, and originally effective as of May 16, 2006, as in effect on the date hereof and any amendment thereof to the extent such amendment is not, in the aggregate, materially adverse to the Holders.
“Non-Operating Subsidiary” means Lugano Holdings, Inc. and any subsidiary thereof. A Non-Operating Subsidiary shall not be a (i) Restricted Subsidiary or an Unrestricted Subsidiary under this Indenture unless specifically indicated otherwise herein or a (ii) Guarantor.
“Permitted Investments” means:
(1)Investments by the Company or any Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Restricted Subsidiary of the Company or that will merge or consolidate into the Company or a Restricted Subsidiary of the Company and other Investments to the extent constituting intercompany Indebtedness permitted under clause 6 or 7 of the definition of “Permitted Indebtedness”;
(2)Investments in the Company by any Restricted Subsidiary of the Company; provided that any Indebtedness evidencing such Investment and held by a Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary that is a Guarantor is unsecured and subordinated, pursuant to a written agreement, to the Company’s obligations under the Notes and this Indenture;
(3)Investments in cash and Cash Equivalents;
(4)Loans and advances to employees, directors and officers of the Company and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $15.0 million at any one time outstanding;
(5)Currency Agreements and Interest Swap Obligations entered into in the ordinary course of the Company’s or its Restricted Subsidiaries’ businesses and otherwise in compliance with this Indenture;
(6)additional Investments (other than any Investments in any direct or indirect parent company of the Company) not to exceed the greater of (x) $110 million and (y) 5.0% of Total Assets at any one time outstanding;
(7)Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

(8)Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 4.11;
(9)Investments resulting from the creation of Liens on the assets of the Company or any of its Restricted Subsidiaries or Non-Operating Subsidiaries in compliance with Section 4.13;
(10)Investments represented by guarantees that are otherwise permitted under this Indenture;
(11)Investments the payment for which is Qualified Capital Stock of the Company;
(12)Investments existing as of the date of the Third Supplemental Indenture, and any extension, modification or renewal of any such Investments, but only to the extent not involving additional advances, contributions or other Investments of cash or other assets or other increases thereof (other than as a result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities), in each case, pursuant to the terms of such Investment as in effect on the date of the Third Supplemental Indenture;
(13)Investments in Permitted Joint Ventures and Unrestricted Subsidiaries, not to exceed $100 million at any one time outstanding;
(14)receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;
(15)lease, utility and other similar deposits in the ordinary course of business;
(16)stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments;
(17)equity Investments held in any Person that was previously a Restricted Subsidiary to the extent that (i) such Investments were made prior to (and were in existence as of) the date upon which such Person ceased to be a Subsidiary and (ii) such Person was a Restricted Subsidiary immediately prior to ceasing to be a Subsidiary;
(18)capped call(s), call spread(s) or bond hedge and warrant transaction(s) entered into by the Company concurrently with the issuance of convertible or exchangeable debt to hedge the Company’s stock price risk with respect to such debt that are deemed necessary or advisable to effect such hedge in the good faith judgment of the Board of Directors of the Company; and
(19)Investments in a Non-Operating Subsidiary not to exceed $10 million at any one time outstanding.
“Permitted Liens” means the following types of Liens:
(1)Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;
(2)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent by more than 30 days or, if delinquent by more than 30 days, being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;
(3)Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);
(4)judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;
(5)easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;
(6)any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation (other than other property that is subject to a separate lease from such lessor or any of its Affiliates);

(7)Liens securing Purchase Money Indebtedness; provided that (a) such Purchase Money Indebtedness shall not exceed the purchase price or other cost of such property or equipment and shall not be secured by any property or equipment of the Company or any Restricted Subsidiary of the Company other than the property and equipment so acquired or other property that was acquired from such seller or any of its Affiliates with the proceeds of Purchase Money Indebtedness and (b) the Lien securing such Purchase Money Indebtedness shall be created within 360 days of such acquisition;
(8)Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;
(9)Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;
(10)Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under this Indenture;
(11)Liens securing Indebtedness under Currency Agreements;
(12)Liens securing Acquired Indebtedness incurred in accordance with Section 4.09; provided that
(a)such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company; and
(b)such Liens do not extend to or cover any property or assets of the Company or of any of its Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Restricted Subsidiary of the Company;
(13)Liens on assets of a Restricted Subsidiary of the Company that is not a Guarantor to secure Indebtedness of such Restricted Subsidiary that is otherwise permitted under this Indenture;
(14)leases, subleases, licenses and sublicenses granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries;

(15)banker’s Liens, rights of setoff and similar Liens with respect to cash and Cash Equivalents on deposit in one or more bank accounts in the ordinary course of business;
(16)Liens arising from filing Uniform Commercial Code financing statements regarding leases;
(17)Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;
(18)Liens (a) on inventory held by and granted to a local distribution company in the ordinary course of business and (b) in accounts purchased and collected by and granted to a local distribution company that has agreed to make payments to the Company or any of its Restricted Subsidiaries for such amounts in the ordinary course of business;
(19)Liens securing Attributable Debt incurred pursuant to clause 17 of the definition of “Permitted Indebtedness”;
(20)Liens securing Indebtedness incurred pursuant to clause 16 of the definition of “Permitted Indebtedness”;
(21)Liens securing Indebtedness in respect of mortgage financings incurred pursuant to clause 10 of the definition of “Permitted Indebtedness”;
(22)Liens arising on any real property as a result of any eminent domain, condemnation or similar proceeding being commenced with respect to such real property;
(23)Liens with respect to obligations (including Indebtedness) of the Company or any of its Restricted Subsidiaries otherwise permitted under this Indenture that do not exceed the greater of $55 million and 2.5% of Total Assets at any one time outstanding after the date of the Third Supplemental Indenture; and
(24)Liens on assets of a Non-Operating Subsidiary of the Company to secure Indebtedness of such Non-Operating Subsidiary that is otherwise permitted under this Indenture.
“Portfolio Company” means (w) each Restricted Subsidiary of the Company, (y) each Unrestricted Subsidiary of the Company that is designated as an Unrestricted Subsidiary after the date of the Third Supplemental Indenture pursuant to paragraph (b)(12) of Section 4.07, (y) each Non-Operating Subsidiary of the Company and (z) each Person of which the Company owns Capital Stock, provided, that the Company previously owned a majority of Capital Stock of such Person.

“Third Supplemental Indenture” means that certain third supplement indenture, dated as of November [●], 2026, governing the Notes.
“Total Cash” means, at the time of determination, the total consolidated cash and Cash Equivalents of the Company in deposit accounts.
Section 1.02     Amendment to Section 1.02. Section 1.02 of the Original Indenture is hereby amended by inserting or, if applicable, replacing the following defined terms in the proper alphabetical order:
“Additional PIK Payment” 4.19(c)
“Additional PIK Payment Date” 4.19(c)
“Additional PIK Payment Special Record Date” 4.19(c)
“Company Order” 2.01(a)
“Fixed PIK Payment” 4.19(a)
“Fixed PIK Payment Date” 4.19(a)
“Fixed PIK Payment Special Record Date” 4.19(a)
“Interest PIK Payment” 4.19(b)
“Interest PIK Payment Date” 4.19(b)
“Interest PIK Special Record Date” 4.19(b)
“PIK Payments” 4.19(c)
“Special Record Dates” 4.19(c)
“Step Up Period” 4.19(b)
Section 1.03    Amended and Restatement of Section 2.01(a). Section 2.01(a) of the Original Indenture is hereby amended and restated as follows:
(a)    General. The Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibits A1-A2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes shall be in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof. On any payment date on which the Company pays a PIK Payment, with respect to a Global Notes, the Trustee will increase the principal amount of such Global Notes by an amount equal to the PIK Payment payable, rounded down to the nearest whole dollar, to the credit of the Holders on the relevant Special Record Date.
Only three PIK Payments are authorized by the Indenture, the Fixed PIK Payment, the Interest PIK Payment and the Additional PIK Payment, which shall be made in kind as set forth herein as an increase in the principal amount of the Global Notes held by Cede & Co., as nominee for DTC. All other payments due and payable under the terms of the Notes shall be payable in U.S. dollars at the times and in the manner set forth in this Indenture and the Notes without reduction or limitation by reason of the PIK Payments which are intended by the Company to be fungible in all respects with the Notes. The Company shall be responsible for making calculations of PIK Payments called for under the Notes and Section 4.19 of this Indenture. At least five (5) Business Days prior to the applicable Special Record Date, the Trustee shall receive a written order of the Company signed by an Officer (a “Company Order”) to increase the balance of any Global Notes to reflect such PIK Payment, rounded down to the nearest $1.00, on the applicable Special Payment Date. The PIK Payments will be considered paid on the applicable Special Payment Date.
Section 1.04    Amendment and Restatement of Section 4.03. Section 4.03 of the Indenture is hereby amended and restated as follows:
“Section 4.03. Reports to Holders.
Whether or not the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company must provide the Trustee and, upon request, to any Holder of the Notes within fifteen (15) Business Days after filing, or in the event no such filing is required, within fifteen (15) Business Days after the end of the time periods specified in those sections with:
(1)    all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual financial statements only, a report thereon by the Company’s certified independent accountants, and
(2)    all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports;
provided that the foregoing delivery requirements shall be deemed satisfied if the foregoing materials are available on the Commission’s EDGAR system or on the Company’s website within the applicable time period.
In addition, whether or not required by the Commission, the Company will, if the Commission will accept the filing, file a copy of all of the information and reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the Commission’s rules and regulations. In addition, the Company will make the information and reports available to securities analysts and prospective investors upon request. If the Company had any Unrestricted Subsidiaries and Non-Operating Subsidiaries during the relevant period, the Company will also provide to the Trustee and, upon request, to any Holder of the Notes, information sufficient to ascertain the financial condition and results of operations of the Company and its Restricted Subsidiaries, excluding in all respects the Unrestricted Subsidiaries and Non-Operating Subsidiaries.
Delivery of the reports, information and documents in accordance with this covenant shall satisfy the Company’s obligation to make such delivery, but, in the case of the Trustee, such delivery shall be for informational purposes only, and the Trustee’s receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants (as to which the Trustee is entitled to conclusively rely on an Officers’ Certificate). The Trustee shall have no liability or responsibility for the filing, timeliness or content of any such report.
Notwithstanding anything herein to the contrary, the Company will not be deemed to have failed to comply with any of its obligations under this Section 4.03 for purposes of Section 6.01(c) hereof until 90 days after the date any report under this Section 4.03 is due to be delivered to the Trustee. To the extent any such information is not so filed or furnished, as applicable, within the time periods specified above and such information is subsequently filed or furnished, as applicable, the Company will be deemed to have satisfied its obligations with respect thereto at such time and any Default or Event of Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article 6 hereof if at least 25% in principal amount of the outstanding Notes have declared the principal, premium, if any, interest and any other monetary obligations on all the outstanding Notes to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.”
Section 1.05    Amendment and Restatement of Section 4.07. Section 4.07 of the Indenture is hereby amended and restated as follows:
“(a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly:
(1)declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company or such Restricted Subsidiary) on or in respect of shares of the Company’s or such Restricted Subsidiary’s Capital Stock to holders of such Capital Stock;
(2)purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any Restricted Subsidiary; provided, however, the Company may purchase, redeem or otherwise acquire or retire for value any Capital Stock of a Restricted Subsidiary in exchange for the retirement, satisfaction or discharge of Indebtedness owed by the Restricted Subsidiary to the Company in connection with a transaction pursuant to which such Indebtedness shall be satisfied;
(3)make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, earlier than one year prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness; or
(4)make any Investment (other than Permitted Investments)
(each of the foregoing actions set forth in clauses (1), (2), (3) and (4) above being referred to as a “Restricted Payment”); if at the time of such Restricted Payment or immediately after giving effect thereto,
i.a Default or an Event of Default shall have occurred and be continuing;
ii.the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance Section 4.09(a); provided, however, that this clause (ii) shall not apply with respect to distributions payable pursuant to that certain Seventh Amended and Restated Operating Agreement of the Company, originally dated as of November 1, 2026 and as in effect on the date of the Third Supplemental Indenture (as such agreement may be amended or replaced, provided such amendment or replacement is not materially more disadvantageous to the Holders than such agreement as in effect on the date of the Third Supplemental Indenture) (the “LLC Agreement”), to the Allocation Member (as such term is defined therein); or
iii.the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to April 1, 2018 (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined in good faith by the Board of Directors of the Company) shall exceed the sum of:
(v) 50% of the Company’s cumulative Consolidated Net Income, or if the Company’s Consolidated Net Income shall be a loss, minus 100% of such loss, for the period from April 1, 2018 to the end of the Company’s most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment; plus
(w) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to April 1, 2018 and on or prior to the date the Restricted Payment occurs (the “Reference Date”) of Qualified Capital Stock of the Company or warrants, options or other rights to acquire Qualified Capital Stock of the Company (but excluding any debt security that is convertible into, or exchangeable for, Qualified Capital Stock, until such debt security has been converted into, or exchanged for, Qualified Capital Stock); plus
(x) without duplication of any amounts included in clause (iii)(w) above, 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company’s Capital Stock subsequent to April 1, 2018 and on or prior to the Reference Date (excluding, in the case of clauses (iii)(w) and (y)(A), any net cash proceeds from any equity offering to the extent used to redeem the Notes in compliance with Section 3.08); plus:
(y) without duplication, the sum of:
(A) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions or payments;
(B) the net cash proceeds received by the Company or any of its Restricted Subsidiaries from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company);
(C) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (except to the extent the Investment constituted a Permitted Investment), the fair market value of such Subsidiary as of the date of such redesignation; and
(D) net cash dividends or other net cash distributions paid to the Company or any Restricted Subsidiary of the Company from any Unrestricted Subsidiaries of the Company; plus:
(z) $150.0 million;
provided that the sum of clauses (A), (B), (C) and (D) of (y) above shall not exceed the aggregate amount of all such Investments made subsequent to the Issue Date.
(b) Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit:
(1)the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration;
(2)the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company;
(3)the acquisition of any Subordinated Indebtedness either (i) solely in exchange for shares of Qualified Capital Stock of the Company, or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of (a) shares of Qualified Capital Stock of the Company or (b) Refinancing Indebtedness;
(4)repurchases by the Company of Common Stock of the Company from officers, directors and employees of the Company or any of its

Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees or termination of their seat on the board of the Company in an aggregate amount not to exceed $10.0 million in any calendar year;
(5)repurchases of Capital Stock deemed to occur upon the exercise of stock options to warrants if such Capital Stock represents a portion of the exercise price and related statutory withholding taxes of such options or warrants;
(6)repurchases, redemptions or acquisitions or retirements for value of Capital Stock of the Company or any Restricted Subsidiary made with the proceeds of any Asset Sale.
(7)payments of dividends or distributions on Disqualified Capital Stock or Preferred Stock of any Restricted Subsidiary, the incurrence or issuance of which was permitted by this Indenture;
(8)cash payments in lieu of the issuance of fractional shares in connection with (i) the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Company or (ii) a merger, consolidation, amalgamation or other combination involving the Company or any of its Subsidiaries;
(9)the retirement of any shares of Disqualified Capital Stock of the Company by conversion into, or by exchange for, shares of Disqualified Capital Stock of the Company or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) or other shares of Disqualified Capital Stock of the Company;
(10)in the event of a Change of Control, and if no Default or Event of Default shall have occurred and be continuing, the payment, purchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness of the Company or any Guarantors, in each case at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness, plus accrued and unpaid interest thereon; provided that prior to such payment, purchase, redemption, defeasance or other acquisition or retirement, the Company (or a third party to the extent permitted by this Indenture) has made a Change of Control Offer with respect to the Notes offered hereby as a result of such Change of Control and has repurchased all Notes validly tendered and not withdrawn in connection with such Change of Control Offer;
(11)in the event of an Asset Sale that requires the Company to offer to repurchase Notes pursuant to Sections 3.10 and 4.11, and if no Default or Event of Default shall have occurred and be continuing, the payment, purchase, redemption, defeasance or other acquisition or retirement of

Subordinated Indebtedness of the Company or any Guarantor, in each case at a purchase price not greater than 100% of the principal amount of such Subordinated Indebtedness, plus accrued and unpaid interest thereon; provided that (A) prior to such payment, purchase, redemption, defeasance or other acquisition or retirement, the Company has made an offer with respect to the Notes offered hereby pursuant to the provisions of Sections 3.10 and 4.11 and has repurchased all Notes validly tendered and not withdrawn in connection with such offer and (B) the aggregate amount of all such payments, purchases, redemptions, defeasances or other acquisitions or retirements of all such Subordinated Indebtedness may not exceed the amount of the Net Cash Proceeds Amount remaining after the Company has complied with Section 4.11(a)(3);
(12)so long as no Default or Event of Default shall have occurred and be continuing, dividends or distributions on the Company’s limited liability company interests in an aggregate amount not to exceed $30.0 million in any fiscal year, provided that unused amounts in any fiscal year may be carried over to the next subsequent fiscal year;
(13)payments to the Allocation Member (as defined in the LLC Agreement) as required under the LLC Agreement;
(14)in the event of a Qualified Equity Offering of a Restricted Subsidiary (such Restricted Subsidiary, the “IPO Subsidiary”), and, after giving pro forma effect thereto, so long as the Total Leverage Ratio is less than or equal to 4.75 to 1.0, Restricted Payments in an amount not to exceed the portion of the fair market value of the net assets of the IPO Subsidiary that is represented by the interest of the Company and its other Restricted Subsidiaries in the IPO Subsidiary, provided that promptly after such Qualified Equity Offering, the Company shall designate the IPO Subsidiary to be an Unrestricted Subsidiary;
(15)dividends or distributions on Designated Preferred Stock;
(16)so long as the Total Leverage Ratio is less than or equal to 3.75 to 1.0, and so long as no Default or Event of Default shall have occurred and be continuing, an unlimited amount of Restricted Payments;
(17)distributions by the Company to Compass Diversified Holdings, a Delaware statutory trust (the “Trust”), to permit the Trust to satisfy expenses of the Trust that relate to the Company and its Subsidiaries in respect of (i) customary compensation expenses in respect of current and former officers, employees and directors of the Trust, (ii) ordinary course corporate operating and investor relations expenses and other fees and expenses required to maintain corporate existence and (iii) reasonable fees and expenses in connection with compliance with reporting obligations under, or in compliance with, federal or state laws or under this Indenture or any other agreement governing indebtedness of the Company or its Subsidiaries;
(18)other Restricted Payments in an aggregate amount not to exceed $150.0 million after the date of the Third Supplemental Indenture; and
(19)(x) Restricted Payments made by any Restricted Subsidiary to Persons that own Capital Stock of such Restricted Subsidiary, ratably according to the respective holdings of such Persons of the type of Capital Stock in respect of which such Restricted Payment is being made or (y) any purchase, repurchase or redemption by a Restricted Subsidiary of its Capital Stock from any Person that holds a minority interest in such Restricted Subsidiary’s Capital Stock.
(c) In determining the aggregate amount of Restricted Payments made subsequent to the April 1, 2018 or the Issue Date, as applicable, in accordance with clause (iii) of Section 4.07(a), amounts expended pursuant to clauses (1) and (4) of Section 4.07(b) shall be included in such calculation.”
Section 1.06    Amendment to Sections 4.09(b)(6), (16), (17) and (19). Sections 4.09(b)(6), (16), (17) and (19) of the Indenture are hereby amended and restated as follows:
“(b) Section 4.09(a) will not apply to (collectively, “Permitted Indebtedness”):
(6) Indebtedness of a Restricted Subsidiary or a Non-Operating Subsidiary of the Company owing to and held by the Company or a Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Restricted Subsidiary of the Company or the holder of a Lien permitted under this Indenture, in each case subject to no Lien held by a Person other than the Company or a Restricted Subsidiary of the Company or the holder of a Lien permitted under this Indenture; provided that if as of any date any Person other than the Company or a Restricted Subsidiary of the Company or the holder of a Lien permitted under this Indenture owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness under this clause (6) by the issuer of such Indebtedness;”
(16) Indebtedness of Restricted Subsidiaries or Non-Operating Subsidiaries (exclusive of Indebtedness of the Restricted Subsidiaries or Non-Operating Subsidiaries permitted pursuant to other clauses of Section 4.09(b) that are applicable thereto) in an aggregate principal amount (or accreted value not to exceed the greater of (i) $137.5 million or (ii) 50% of LTM Pro Forma EBITDA at any one time outstanding;
(17) Attributable Debt not to exceed $100 million at any time outstanding;
(19) the PIK Payments.”
Section 1.07    Amendment and Restatement of Section 4.11(a)(3). Section 4.11(a)(3) of the Indenture is hereby amended and restated as follows:

“(3) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 545 days of receipt thereof either:
(A)to reduce revolving Indebtedness outstanding under a Bank Facility (and permanently reduce commitments thereunder) or to permanently reduce other Indebtedness under a Bank Facility or to permanently repay any secured Indebtedness (other than Sub-ordinated Indebtedness) of the Company or any Restricted Subsidiary or any Indebtedness of any Restricted Subsidiary that is not a Guarantor;
(B)to make an investment in properties and assets (including Capital Stock) that replace the properties and assets that were the subject of such Asset Sale or in proper-ties and assets that will be used in the business of the Company and its Restricted Subsidiaries as existing on the Issue Date or in businesses reasonably related thereto (“Replacement Assets”);
(C)to repay other Pari Passu Indebtedness; provided that the Company shall also equally and ratably reduce Indebtedness under the Notes as provided under Section 3.08, through open-market purchases (provided that such purchases are at or above 100% of the principal amount thereof), or by making an offer (in accordance with the procedures set forth below for a Net Proceeds Offer) to all Holders to purchase the pro rata principal amount of Notes at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the repurchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date);
(D)to repurchase, redeem or otherwise acquire or retire Capital Stock of the Company or a Restricted Subsidiary; and/or
(E)a combination of prepayment, investment and repurchase/redemption permitted by the foregoing clauses (A)-(D);
provided that in the case of an investment in Replacement Assets pursuant to clause (B) or (E) above, a binding commitment shall be treated as a permitted application of the Net Cash Proceeds from the date of such commitment and, in the event such binding commitment is later cancelled or terminated for any reason before such Net Cash Proceeds are so applied, the Company or such Restricted Subsidiary enters into an-other binding commitment within 180 days of such cancellation or termination of the prior binding commitment.”
Section 1.08    Amendment and Restatement of Section 4.19. Section 4.19 of the Indenture is hereby amended and restated as follows:

“Section 4.19. PIK Payments. Without limitation of the obligation of the Company to pay all other amounts due and payable on the Notes without regard to this Section 4.19 and without setoff or reduction by reason of the PIK Payments herein provided:
(a)    Fixed PIK Payment. The Company shall make a special one-time payment equal to $5,250,000 (equivalent to $17.50 per $1,000 of the principal amount of Notes outstanding) (the “Fixed PIK Payment”) to Persons who are Holders on September 16, 2025 (the “Fixed PIK Payment Special Record Date”), which shall be payable by increasing the principal amount of the outstanding Global Notes by the dollar amount of the Fixed PIK Payment in accordance with Section 4.19(d). The Fixed PIK Payment shall be payable by the Company on September 17, 2025 (the “Fixed PIK Payment Date”) by delivery of a Company Order to the Trustee. On the date of the Second Supplemental Indenture, the Company will deliver to the Trustee, and deliver or cause to be delivered (by the Trustee, upon the written request of the Company and at the expense of the Company) to the Holders, a notice that states the Fixed PIK Payment Special Record Date, the related Fixed PIK Payment Date and the amount of the Fixed PIK Payment required to be made by the Company as provided herein.
(b)    Interest PIK Payment. Notwithstanding anything in this Indenture or in the Notes to the contrary, on the Interest PIK Payment Date the Notes will be due additional interest (for the avoidance of doubt, in addition to the existing stated interest rate) at a rate of 5.00% per annum for each day during the period beginning on, and including, August 1, 2025 and ending on the earlier of (x) October 24, 2025 and (y) the date of delivery to the Trustee of restated audited annual financials for fiscal years 2022, 2023 and 2024 and unaudited financials for the first fiscal quarter of fiscal year 2025 in accordance with Section 4.03 (the “Step Up Period”) ((i) and (ii) collectively, the “Interest PIK Payment”). The Trustee shall be entitled to conclusively rely on an Officer’s Certificate to determine the end of the Step Up Period. The Interest PIK Payment shall be payable by increasing the principal amount of the outstanding Global Notes by the dollar amount of the Interest PIK Payment in accordance with Section 4.19(d).
Within one (1) Business Day following the termination of the Step Up Period, (x) the Company shall set a special record date (the “Interest PIK Special Record Date”) for the payment of the Interest PIK Payment, and (y) the Company will deliver to the Trustee, and deliver or cause to be delivered (by the Trustee, upon the written request of the Company and at the expense of the Company) to the Holders, a notice that states the Interest PIK Special Record Date (which shall be five (5) Business Days following the date of the notice), the related payment date (which shall be one (1) Business Day following the date of the Interest PIK Special Record Date) (the “Interest PIK Payment Date”) and the amount of the Interest PIK Payment to be paid. Notwithstanding the foregoing, the Company may not set the Interest PIK Special Record Date on any date from September 30, 2025 to October 15, 2025 (inclusive) (the “Blackout Window”), and to the extent the Interest PIK Special Record Date would have otherwise been required to occur during the Blackout Window pursuant to the terms of this Section 4.19(b), the

Company shall be permitted to set the Interest PIK Special Record Date as October 16, 2025.
(c)    Additional PIK Payment. The Company shall make a special one-time payment equal to $2,326,660.10 (equivalent to $7.53 per $1,000 of the principal amount of Notes outstanding as of the Additional PIK Payment Special Record Date) (the “Additional PIK Payment” and, together with the Fixed PIK Payment and the Interest PIK Payment, the “PIK Payments”) to Persons who are Holders on November 2, 2026 (the “Additional PIK Payment Special Record Date” and, together with the Fixed PIK Payment Special Record Date and the Interest PIK Payment Special Record Date, the “Special Record Dates”), which shall be payable by increasing the principal amount of the outstanding Global Notes by the dollar amount of the Additional PIK Payment in accordance with Section 4.19(d). The Additional PIK Payment shall be payable by the Company on November [●], 2026 (the “Additional PIK Payment Date” and, together with the Fixed PIK Payment Date and Interest PIK Payment Date, the “PIK Payment Dates”) by delivery of a Company Order to the Trustee. On the date of the Third Supplemental Indenture, the Company will deliver to the Trustee, and deliver or cause to be delivered (by the Trustee, upon the written request of the Company and at the expense of the Company) to the Holders, a notice that states the Additional PIK Payment Special Record Date, the related Additional PIK Payment Date and the amount of the Additional PIK Payment required to be made by the Company as provided herein.
(d)     PIK Payments.
(i)    PIK Payments will be payable on the applicable Special Payment Date. The calculation of PIK Payments will be made by the Company (or on behalf of the Company by such Person as the Company shall designate and set forth in the Company Order delivered to the Trustee) and such calculation and the correctness thereof shall not be a duty or obligation of the Trustee. PIK Payments on the Notes will be paid in accordance with (including the denominations specified in) Sections 2.01(a) and 4.19(a), (b) or (c), as applicable. The increased principal amount of the outstanding Notes reflecting the PIK Payments shall be fungible with the Notes issued prior to the relevant Special Payment Date and will bear interest from the most recent interest payment date on the Notes prior to the applicable Special Payment Date.
(ii)    PIK Payments on the Notes will be payable by increasing the principal amount of the outstanding Global Notes by an amount equal to the amount of PIK Payment (rounded down to the nearest whole dollar) as directed by the Company, pursuant to a Company Order. The principal of all Notes resulting from a PIK Payment will mature on the maturity date of the Notes and will be governed by, and subject to the terms, provisions and conditions of this Indenture and shall have the same rights and benefits as the Notes issued on the Issue Date.”
Section 1.09    Amendment to Section 12 of the Global Notes. Section 12 of the Global Notes shall be amended and restated as follows:

“(12) DEFAULTS AND REMEDIES. Events of Default with respect to the Notes include: (i) default for 30 days in the payment when due of interest on, with respect to the Notes; (ii) default in the payment when due (at maturity, upon redemption or otherwise) of the principal on the Notes (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other covenants or agreements in the Indenture (except (i) in the case of a default with respect to Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement and (ii) as otherwise provided in the last paragraph of Section 4.03 of the Indenture); (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been so accelerated (in each case with respect to which the 30-day period described above has passed), equals $50.0 million or more at any time; (v) failure by the Company to pay final non-appealable judgments entered by a court or courts of competent jurisdiction against the Company in amounts aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vi) the Company, pursuant to or within the meaning of Bankruptcy Law, commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or an admission by the Company in writing of its inability to pay its debts as they become due; (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company; appoints a custodian of the Company or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 consecutive days; or (viii) any Guarantee of a Guarantor that is a Material Subsidiary (or group of Guarantors that would constitute a Material Subsidiary) or any material provision thereof ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of the Indenture).
If any Event of Default with respect to outstanding Notes occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” and the same shall be immediately due and payable.

Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency occurring with respect to the Company, all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within five Business Days of any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.
ARTICLE II
MISCELLANEOUS
Section 2.01    Agreement to Reset. Notwithstanding anything to the contrary in the Original Indenture or any supplement or amendment thereto except the Third Supplemental Indenture, the Company shall be deemed to have complied with all covenants and obligations contained therein including any compliance with any obligations, thresholds or limitations set forth therein. From and after the date of the Third Supplemental Indenture, the Company shall only be required to comply with the covenants, obligations, thresholds, limits or the like, as amended and restated by the Third Supplemental Indenture, with it being agreed that the Company will be deemed to have not exhausted any portion of any limitation, cap, basket or similar restriction prior to the date of the Third Supplemental Indenture. It is agreed and acknowledged that the foregoing does not constitute an amendment, modification or waiver of any rights and/or provisions that otherwise would require consent pursuant to Section 9.02(d) of the Indenture.
Section 2.02    Severability. In case any section or provision of this Supplemental Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Supplemental Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, that illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Supplemental Indenture or any other covenant, agreement stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Supplemental Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained herein.

Any illegality, invalidity or inoperability shall not affect any legal, valid or operable section, provision, covenant, agreement, stipulation, obligation, act, action, part or application, all of which shall be deemed to be effective, operative, made, assumed, entered into or taken in the manner and to the full extent permitted by law from time to time.
Section 2.03    Binding Effect. This Supplemental Indenture shall inure to the benefit of and shall be binding upon the Company and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.
Section 2.04    Original Indenture. The Original Indenture, including all supplements and amendments thereto, and as modified and supplemented by this Supplemental Indenture, remains in full force and effect.
Section 2.05    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.
Section 2.06    Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.
Section 2.07    Trustee Makes No Representations/Reliance. In entering into this Supplemental Indenture, the Trustee (a) has relied upon the certifications, statements and opinions set forth in the Officer’s Certificate and the Opinion of Counsel delivered to the Trustee in connection herewith, and (b) shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture nor assumes responsibility for the correctness of (i) the recitals, statements, or representations contained herein, which shall be taken as statements and representations of the Company, or (ii) the statements, representations or opinions, as applicable, contained in the Officer’s Certificate and the Opinion of Counsel delivered in connection herewith.

IN WITNESS WHEREOF, the Company and the Trustee have executed this Supplemental Indenture all as of the date first above written.

Compass Group Diversified Holdings LLC

By:
Name:
Title:

U.S. Bank Trust Company, National Association,

By:
Name:
Title:

EXHIBIT A1

Form of Rule 144 A Global Note

(Attached)

5.000% Senior Notes due 2032
THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS GLOBAL NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.
THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.
THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”)), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR FOR WHICH IT HAS PURCHASED SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY OR A BENEFICIAL INTEREST IN THIS SECURITY PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF SUCH SECURITIES, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL SECURITIES AND THE LAST DATE ON WHICH ANY OF THE ISSUER OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUER, THE GUARANTORS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO AN OFFER AND SALE THAT OCCURS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT,

SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND ANY APPLICABLE LOCAL LAWS AND REGULATIONS AND FURTHER SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHTS PRIOR TO ANY SUCH OFFER, REOFFER, SALE OR TRANSFER, (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF ANY OPININION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Face of Note]

Rule 144A
CUSIP No. 20451RAC6
ISIN: XS[ ]

5.000% Senior Notes due 2032

No. A-[ ] $

Compass Group Diversified Holdings LLC

promises to pay to Cede & Co. or registered assigns,

the principal sum of DOLLARS on January 15, 2032

Interest Payment Dates: January 15 and July 15

Record Dates: January 1 and July 1

Dated: November [●], 2026

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee,certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

[Back of Note]

5.000% Senior Notes due 2032

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)    INTEREST. Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 5.000% per annum from November 17, 2021 until maturity. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be July 15, 2022. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed daily on the basis of a 360-day year of twelve 30-day months.

(2)    METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1 and July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    PAYING AGENT AND REGISTRAR. Initially, U.S. Bank National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in the capacity of Paying Agent or Registrar.

(4)    INDENTURE. The Company issued the Notes under an Indenture, dated as of November 17, 2021 (the “Indenture”), by and between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)    OPTIONAL REDEMPTION.

(a)    Other than as set forth below, the Notes are not redeemable prior to maturity.

(b)    On or prior to January 15, 2025, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) outstanding under the Indenture, at a redemption price equal to 105.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

(1)    at least 50% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its subsidiaries); and

(2)    the redemption must occur within 180 days of the date of the closing of such Equity Offering.

(c)    On or after January 15, 2027, the Company may redeem all or a part of the Notes, on any one or more occasions, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on January 15 of the years indicated below:

Year Percentage

2027 102.500%
2028 101.667%
2029 100.833%
2030 and thereafter 100.000%

(d)    At any time prior to January 15, 2027, the Company may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of record of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(e)    Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Section 3.01 through Section 3.06 of the Indenture.

(f)    Any redemption or notice of redemption, may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of an Equity Offering or other corporate transaction.

(6)    MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)    REPURCHASE AT THE OPTION OF HOLDER.

(a)    In the event that the Company or a Restricted Subsidiary is required to commence an offer to all Holders to purchase Notes pursuant to Section 4.11 or 4.15 of the Indenture, it will comply with the terms set forth in the Indenture, including Section 3.10.

(b)    If a Change of Control occurs, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of repurchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will deliver a notice to each Holder, with a copy to the Trustee, setting forth the procedures governing the Change of Control Offer as required by the Indenture.

(c)    If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 15 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(8)    NOTICE OF REDEMPTION. Notice of redemption will be delivered at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 unless all of the Notes held by a Holder are to be redeemed and provided that any unredeemed portion of a Note is equal to $2,000 or a multiple of $1,000 in excess thereof. On and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption as long as the

Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price.

(9)    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part that is equal to $2,000 or a multiple of $1,000 in excess thereof. Also, the Company need not issue, register the transfer of or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

(10)    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(11)    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes), and any existing Default or Event of Default, other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes (except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes and the Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes). Without the consent of any Holder of Notes, the Indenture, the Notes or the Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency; provide for the assumption by a surviving Person of the obligations of the Company under the Indenture; provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code); add Guarantees with respect to the Notes or confirm and evidence the release, termination or discharge of any security or Guarantee when such release, termination or discharge is permitted by the Indenture; secure the Notes, add to the covenants of the Company for the benefit of the holders of the Notes or surrender any right or power conferred upon the Company; make any change that does not adversely affect the rights of any holder of the Notes; comply with any requirement of the Com-mission in connection with the qualification of the Indenture under the TIA; provide for the issuance of Additional Notes in accordance with the Indenture; evidence and provide for the acceptance of appointment by a successor Trustee; conform the text of the Indenture or the Notes to any provision of the

“Description of Notes” of the Prospectus to the extent that such provision in the “Description of Notes” of the Prospectus was intended to be a recitation of a provision of the Indenture or the Notes; or make any amendment to the provisions of the Indenture relating to the transfer and legending of the Notes as permitted by the Indenture, including, without limitation to facilitate the issuance and administration of the Notes; provided that (i) compliance with the Indenture as so amended would not result in the Notes being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer the Notes.

(12)    DEFAULTS AND REMEDIES. Events of Default with respect to the Notes include: (i) default for 30 days in the payment when due of interest on, with respect to the Notes; (ii) default in the payment when due (at maturity, upon redemption or otherwise) of the principal on the Notes (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other covenants or agreements in the Indenture (except (i) in the case of a default with respect to Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement and (ii) as otherwise provided in the last paragraph of Section 4.03 of the Indenture); (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been so accelerated (in each case with respect to which the 30-day period described above has passed), equals $50.0 million or more at any time; (v) failure by the Company to pay final non-appealable judgments entered by a court or courts of competent jurisdiction against the Company in amounts aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vi) the Company, pursuant to or within the meaning of Bankruptcy Law, commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or an admission by the Company in writing of its inability to pay its debts as they become due; (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company; appoints a custodian of the Company or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 consecutive days; or (viii) any Guarantee of a Guarantor that is a Material Subsidiary (or group of Guarantors that would constitute a Material Subsidiary) or any material provision thereof ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of the Indenture).

If any Event of Default with respect to outstanding Notes occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” and the same shall be immediately due and payable.
Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency occurring with respect to the Company, all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within five Business Days of any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(13)    TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

(14)    NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes or under the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under any Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for the issuance of the Notes and any Guarantees.

(15)    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uni-form Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(18)    GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Compass Group Diversified Holdings LLC
301 Riverside Avenue
Second Floor
Westport, CT 06880
Facsimile number: (203) 221-8253 (Attn: General Counsel)

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: (Insert assignee’s legal name)

(Insert assignee’s soc. Sec or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchase by the Company pursuant to Section 4.11 (Asset Sale Offer) or Section 4.15 (Change of Control Offer) of the Indenture, check the appropriate box below:

1.Section 4.11 Section 4.15

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.11 or Section 4.15, state the amount you elect to have purchased:

$

Date:

Your signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

SCHEDULE OF EXCHANGES OF INTEREST IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Note, or exchanges of a part of another Global Note or Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

* This schedule should be included only if the Note is issued in global form.

EXHIBIT A2

Form of Regulation S Global Note

(Attached)

5.000% Senior Notes due 2032
THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS GLOBAL NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.
THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.
THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN “OFFSHORE TRANSACTION” IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE ISSUE DATE HEREOF, ONLY (A) TO THE ISSUER, THE GUARANTORS OR SUBSIDIARIES THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR IN OFFSHORE TRANSACTIONS OUTSIDE THE UNITED STATES IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND ANY APPLICABLE LOCAL LAWS AND REGULATIONS AND FURTHER SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF

THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR OR TRANSFER AGENT AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[Face of Note]

Regulation S
CUSIP No. U2037WAE9
ISIN: XS[ ]

5.000% Senior Notes due 2032

No. S-1 $______

Compass Group Diversified Holdings LLC

promises to pay to Cede & Co. or registered assigns,

the principal sum of _________ DOLLARS on January 15, 2032

Interest Payment Dates: January 15 and July 15

Record Dates: January 1 and July 1

Dated: November [●], 2026

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee,certifies that this is one of the Notes referred to in theIndenture.

By:
Authorized Signatory

[Back of Note]

5.000% Senior Notes due 2032

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)    INTEREST. Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 5.000% per annum from November 17, 2021 until maturity. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be July 15, 2022. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed daily on the basis of a 360-day year of twelve 30-day months.

(2)    METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1 and July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    PAYING AGENT AND REGISTRAR. Initially, U.S. Bank National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in the capacity of Paying Agent or Registrar.

(4)    INDENTURE. The Company issued the Notes under an Indenture, dated as of November 17, 2021 (the “Indenture”), by and between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)    OPTIONAL REDEMPTION.

(a)    Other than as set forth below, the Notes are not redeemable prior to maturity.

(b)    On or prior to January 15, 2025, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) outstanding under the Indenture, at a redemption price equal to 105.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

(1)    at least 50% of the aggregate principal amount of the Notes (calculated giving effect to any issuance of Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its subsidiaries); and

(2)    the redemption must occur within 180 days of the date of the closing of such Equity Offering.

(c)    On or after January 15, 2027, the Company may redeem all or a part of the Notes, on any one or more occasions, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on January 15 of the years indicated below:

Year Percentage

2027 102.500%
2028 101.667%
2029 100.833%
2030 and thereafter 100.000%

(d)    At any time prior to January 15, 2027, the Company may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of record of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(e)    Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Section 3.01 through Section 3.06 of the Indenture.

(f)    Any redemption or notice of redemption, may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of an Equity Offering or other corporate transaction.

(6)    MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)    REPURCHASE AT THE OPTION OF HOLDER.

(a)    In the event that the Company or a Restricted Subsidiary is required to commence an offer to all Holders to purchase Notes pursuant to Section 4.11 or 4.15 of the Indenture, it will comply with the terms set forth in the Indenture, including Section 3.10.

(b)    If a Change of Control occurs, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of repurchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will deliver a notice to each Holder, with a copy to the Trustee, setting forth the procedures governing the Change of Control Offer as required by the Indenture.

(c)    If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 15 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(8)    NOTICE OF REDEMPTION. Notice of redemption will be delivered at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 unless all of the Notes held by a Holder are to be redeemed and provided that any unredeemed portion of a Note is equal to $2,000 or a multiple of $1,000 in excess thereof. On and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption as long as the

Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price.

(9)    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part that is equal to $2,000 or a multiple of $1,000 in excess thereof. Also, the Company need not issue, register the transfer of or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

(10)    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(11)    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes), and any existing Default or Event of Default, other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes (except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes and the Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any, issued under the Indenture) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for purchase of, the Notes). Without the consent of any Holder of Notes, the Indenture, the Notes or the Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency; provide for the assumption by a surviving Person of the obligations of the Company under the Indenture; provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code); add Guarantees with respect to the Notes or confirm and evidence the release, termination or discharge of any security or Guarantee when such release, termination or discharge is permitted by the Indenture; secure the Notes, add to the covenants of the Company for the benefit of the holders of the Notes or surrender any right or power conferred upon the Company; make any change that does not adversely affect the rights of any holder of the Notes; comply with any requirement of the Com-mission in connection with the qualification of the Indenture under the TIA; provide for the issuance of Additional Notes in accordance with the Indenture; evidence and provide for the acceptance of appointment by a successor Trustee; conform the text of the Indenture or the Notes to any provision of the

“Description of Notes” of the Prospectus to the extent that such provision in the “Description of Notes” of the Prospectus was intended to be a recitation of a provision of the Indenture or the Notes; or make any amendment to the provisions of the Indenture relating to the transfer and legending of the Notes as permitted by the Indenture, including, without limitation to facilitate the issuance and administration of the Notes; provided that (i) compliance with the Indenture as so amended would not result in the Notes being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer the Notes.

(12)    DEFAULTS AND REMEDIES. Events of Default with respect to the Notes include: (i) default for 30 days in the payment when due of interest on, with respect to the Notes; (ii) default in the payment when due (at maturity, upon redemption or otherwise) of the principal on the Notes (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other covenants or agreements in the Indenture (except (i) in the case of a default with respect to Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement and (ii) as otherwise provided in the last paragraph of Section 4.03 of the Indenture); (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been so accelerated (in each case with respect to which the 30-day period described above has passed), equals $50.0 million or more at any time; (v) failure by the Company to pay final non-appealable judgments entered by a court or courts of competent jurisdiction against the Company in amounts aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vi) the Company, pursuant to or within the meaning of Bankruptcy Law, commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or an admission by the Company in writing of its inability to pay its debts as they become due; (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company; appoints a custodian of the Company or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 consecutive days; or (viii) any Guarantee of a Guarantor that is a Material Subsidiary (or group of Guarantors that would constitute a Material Subsidiary) or any material provision thereof ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of the Indenture).

If any Event of Default with respect to outstanding Notes occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” and the same shall be immediately due and payable.
Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency occurring with respect to the Company, all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within five Business Days of any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(13)    TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

(14)    NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes or under the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under any Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for the issuance of the Notes and any Guarantees.

(15)    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uni-form Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(18)    GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Compass Group Diversified Holdings LLC
301 Riverside Avenue
Second Floor
Westport, CT 06880
Facsimile number: (203) 221-8253 (Attn: General Counsel)

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: (Insert assignee’s legal name)

(Insert assignee’s soc. Sec or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchase by the Company pursuant to Section 4.11 (Asset Sale Offer) or Section 4.15 (Change of Control Offer) of the Indenture, check the appropriate box below:

1.Section 4.11 Section 4.15

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.11 or Section 4.15, state the amount you elect to have purchased:

$

Date:

Your signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE).

SCHEDULE OF EXCHANGES OF INTEREST IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Note, or exchanges of a part of another Global Note or Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

* This schedule should be included only if the Note is issued in global form.